SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

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DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

February 3, 2009

Dear Shareholders,

You are cordially invited to attend the Annual Meeting of Shareholders of Dividend Capital Realty Income Allocation Fund (NYSE: DCA) and Dividend Capital Global Realty Exposure Fund (NYSE: DCW) (each a “Fund” and together, the “Funds”) which will be held on Monday, March 16, 2009, at the times indicated below, at the Funds’ offices located at 518 17th Street, 17th Floor, Denver, Colorado 80202. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

The Funds’ Boards of Trustees (the “Boards”), including the Independent Trustees, are asking you to approve significant, and we believe, positive changes to the Funds. In addition, you are being asked to elect one Trustee to serve a three-year term and until his successor has been duly elected and qualified. The enclosed Notice of Annual Meeting outlines all of the items for you to consider and vote upon. This proxy statement gives details about each proposal and should be carefully read and considered before you vote.

As a result of the ongoing financial market turmoil and the Funds’ significant net asset value decline, the Boards, based in part upon a recommendation by Dividend Capital Investments, L.L.C. (“DCI” or the “Adviser”), the Funds’ investment adviser and administrator, have determined to expand the investment mandates of the Funds and change the objectives and certain other non-fundamental investment policies. As a preliminary matter, you are being asked to approve a new Sub-Adviser for the Funds along with a new sub-advisory agreement. This proxy statement includes a unanimous recommendation by the Boards to approve a sub-advisory agreement with Calamos Advisors LLC (“Calamos” or the “Sub-Adviser”). DCI will continue to provide overall investment advisory services to the Funds, including but not limited to establishing the Funds’ overall investment strategy, portfolio profile and asset allocation, analyzing and recommending to the Boards the Funds’ distribution levels and discretionary management of the long-term real estate and debt securities portfolios, which is likely to consist of a portion of the debt and preferred securities currently held by the Funds. DCI will also be charged with overseeing the performance of the Sub-Adviser. The Boards unanimously recommend this proposal for approval by shareholders. Approval of the sub-advisory agreement will not increase the advisory fees currently paid by the Funds.

If shareholders approve the sub-advisory agreement with Calamos, the Boards will modify the Funds’ current investment objectives. The Funds’ current investment objectives are “non-fundamental,” meaning that the Funds may change their investment objectives without shareholder approval. Each Fund’s investment objective is “high current income,” and each Fund has a secondary objective of “capital appreciation.” Pending shareholder approval of the sub-advisory agreement, both Funds will change their investment objectives to “total return”. The objective of “total return” will enhance the Adviser’s and the Sub-Adviser’s (together the “Advisers”) ability to identify and invest in securities the Advisers believe will generate the best possible total return for shareholders through capital appreciation and income. Each Fund previously has provided shareholders with written notice of the proposed change to its investment objective, and will not implement any such change until at least 60 days after the Fund provided shareholders with the notice. With this investment objective change, the Funds also will change their names. The proposed names are DCA Total Return Fund for DCA and DCW Total Return Fund for DCW. The Funds will continue to trade on the New York Stock Exchange, and each Fund will keep its current ticker symbol. The Funds’ believe these proposed names better reflect the proposed “total return” investment objectives for the Funds, while also avoiding any connotation of concentrating their investments in real estate, or any other industry, whether domestic or global. In connection with these name changes, the Funds will no longer abide by the policy to invest at least 80% of their assets in real estate-related securities.

The Funds are also asking you to approve a change in their ownership limitations. Both Funds currently have substantial realized and unrealized tax losses that the Boards and the Adviser view as an asset of the Funds. Utilization of these capital loss carry-forwards may be significantly limited if a Fund is deemed to have an “ownership change,” as that term is defined in Section 382 of the Internal Revenue Code of 1986, as amended. An “ownership change” occurs if shareholders with greater than 5% ownership collectively have increases their percentage levels of ownership that, when combined, constitute greater than a 50 percent change in ownership over any three year period. Because the action of a limited number of shareholders or prospective shareholders has the potential to significantly decrease the value of this asset for all shareholders, the Boards and the Adviser propose amending the Funds’ Agreements and Declarations of Trust (“Declarations of Trust”) to create a 4.99% ownership limitation. The Boards unanimously recommend that the Funds’ shareholders vote FOR this proposal.

Finally, you are asked to elect one Trustee. The Boards unanimously recommend that the Funds’ shareholders vote FOR this Trustee.

We hope you plan to attend the meeting as your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. AT YOUR EARLIEST CONVENIENCE, WE ASK THAT YOU PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET TO CAST YOUR VOTE AT THE MEETING. Please refer to the website contained on your proxy card for internet voting options.

Sincerely,

Jonathan Zeschin
Chairman of the Boards of Trustees
Dividend Capital Realty Income Allocation Fund
Dividend Capital Global Realty Exposure Fund

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To be held on Monday, March 16, 2009

Dear Shareholder:

Notice is hereby given that an Annual Meeting of shareholders of Dividend Capital Realty Income Allocation Fund (“DCA”) and Dividend Capital Global Realty Exposure Fund (“DCW”) (each a “Fund” and together, the “Funds”) will be held at the offices of the Funds, 518 17th Street, 17th Floor, Denver, Colorado 80202, on Monday, March 16, 2009, at the times listed below. Copies of the Proxy Statement and Form of Proxy accompanying this Notice are available at www.dividendcapital.com.

Matters to be voted upon by shareholders of each respective Fund:

1.	To elect one Trustee to serve the term set forth herein until his successor has been duly elected and qualified (“Proposal 1”);

2.	To approve or disapprove the proposed sub-investment advisory agreement with Calamos Advisors LLC (“Calamos “ or the “Sub-Adviser”) (“Proposal 2”);

3.	To approve or disapprove amending DCA’s Agreement and Declaration of Trust and DCW’s Amended and Restated Agreement and Declaration of Trust to restrict certain acquisitions of the Funds’ securities to help assure the preservation of their capital loss carryforwards (“Proposal 3”); and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

January 15, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof, and only holders of common shares of record at the close of business on that date will be entitled to vote. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope after reading the accompanying proxy statement.

Fund	Time of Annual Meeting	Location of Annual Meeting
Dividend Capital Realty Income Allocation Fund	3:00 P.M. MST	518 17th Street, 17th Floor Denver, Colorado 80202
Dividend Capital Global Realty Exposure Fund	3:30 P.M. MST	518 17th Street, 17th Floor Denver, Colorado 80202

By Order of Each Fund’s Board of Trustees

Derek Mullins
Secretary
Dividend Capital Realty Income Allocation Fund
Dividend Capital Global Realty Exposure Fund

January February 3, 2009

IMPORTANT. Shareholders are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card(s) and return it promptly in the enclosed envelope. Your prompt return of the enclosed proxy card(s) may save the Fund(s) the necessity and expense of further solicitations to assure a quorum at the meeting. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. The enclosed proxy is being solicited on behalf of the Boards of Trustees of the Funds.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	Jane B. Smith, Executor
Estate of John B. Smith

If you have questions concerning this Proxy Statement, please contact:

The Altman Group, Inc.

1200 Wall Street West

Lyndhurst, NJ 07071

Call Toll-Free: (866) 829-0135

QUESTIONS & ANSWERS REGARDING THE ANNUAL MEETING AND PROPOSALS

Question 1: Why did you send me this booklet?

Answer:     This booklet was sent to you because you own shares, either directly or beneficially, of Dividend Capital Realty Income Allocation Fund (“DCA”) and/or Dividend Capital Global Realty Exposure Fund (“DCW,” each a “Fund” and together, the “Funds”) as of January 15, 2009, which is the record date for determining the shareholders of the Funds entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. The Boards of Trustees (the “Boards”) of the Funds urge you to review the information contained in this booklet before voting on the proposals that will be presented at the Annual Meeting (collectively, the “Proposals”).

Question 2: What is changing in the Funds?

Answer:     Each of the Funds is proposing to change its investment profile by adopting a new investment objective, eliminating its investment policy requiring at least 80% of managed assets to be invested in securities of real estate companies, removing any specific limitations regarding its investment in foreign securities, reducing the amount of its direct and indirect leverage, modifying its dividend policies from monthly level-rate payments to quarterly distributions that are established via an analysis of net investment income earned over the quarter, appointing a sub-adviser, changing its name, and approving new ownership limitations. None of these proposed changes require shareholder approval. However, to implement these changes, the Funds propose to hire a sub-adviser, which requires shareholder approval.

Question 3: How do the Boards recommend I vote?

Answer:     The Boards, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), have unanimously recommended that shareholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Boards.

Question 4: Why am I being asked to vote for a Trustee?

Answer:     Each respective Fund’s Declaration of Trust provides that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year.

DCA’s Agreement and Declaration of Trust and DCW’s Amended and Restated Agreement and Declaration of Trust provide that the Board shall be divided into three classes of Trustees as nearly equal in number as possible. Each class of Trustees serves a three year term. The terms are staggered such that the term of one class expires and replacements must be elected by shareholders each year. This year, the Trustees have nominated Thomas H. Mack, a current Independent Trustee whose current term will expire at the Meeting, to serve as Trustee for a three-year term and until his successor has been duly elected and qualified

Also, each Fund is listed on the New York Stock Exchange, Inc. (“NYSE”). The NYSE requires each Fund to hold an annual meeting each year. Each meeting will serve as that Fund’s annual meeting for 2009.

Question 5: What are the Funds’ existing and proposed new objectives?

Answer:     Presently, the Funds share a primary investment objective of “high current income” with a secondary objective of “capital appreciation.” The strategy for achieving this objective is similar between the Funds, although DCW’s strategy is focused on “global real estate companies.”

Each of the Funds’ proposed new investment objectives will be “total return” (the “Proposed Objective”), consisting of both capital appreciation and current income.

Question 6: Who is the Funds’ proposed new sub-adviser?

Answer:     The proposed sub-adviser is Calamos Advisors LLC (“Calamos”). Calamos is a diversified investment firm offering equity, fixed-income, convertible and alternative investment strategies, among others. With roots dating back to 1977, the firm serves institutions and individuals via separately managed accounts and a family of open-end and closed-end funds, providing a risk-managed approach to capital appreciation and income-producing strategies. The Boards, including the Independent Trustees, have unanimously approved and recommend that shareholders approve the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Calamos. More detailed information about the Sub-Adviser can be found later in this Proxy Statement, including the discussion accompanying Proposal 2.

Question 7: Will the Funds’ investment management fees be affected under the new Sub-Advisory Agreement and Proposals?

Answer:     No, investment management fees paid by the Funds will not change. DCI will continue serve as the Funds’ investment adviser and charge investment advisory fees as follows:

i)	DCW: 1.00% on average monthly net assets (including leverage); and

ii)	DCA: 0.85% on average monthly net assets (including leverage);

If shareholders approve Proposal 2 to appoint Calamos as a sub-adviser, DCI will enter into a separate agreement with Calamos on behalf of the Funds and will pay Calamos directly out of its fee.

Question 8: Will the Funds’ other expenses be affected by the appointment of a sub-adviser or the investment policy changes?

Answer:     No. While these proposed changes will not have a direct impact on the other expenses of the Funds, such expenses have increased as a result of declines in the Funds’ net asset values. The Officers of the Funds have conducted a review of these expenses and, regardless of whether the Proposals are approved, will be seeking to adjust the Funds’ operations in an attempt to control expenses. These steps include potential changes to the Funds’ administrative and service provider arrangements, which could result in an increase in Fund expenses.

Question 9: How will the Adviser seek to achieve the Proposed Objective and what types of securities will the Funds invest in?

Answer:     The Adviser, directly and through the proposed arrangement with Calamos as Sub-Adviser, will strive to accomplish the Proposed Objective by investing in common equity, preferred equity and debt securities of both U.S. and non-U.S. companies in a wide variety of industries including both real estate and non-real estate companies. The Adviser will be primarily responsible for management of the real estate preferred and debt portfolios, which are likely to consist of a portion of the debt and preferred securities currently held by the Funds, while the Sub-Adviser will be responsible for management of the Funds’ common equity investments. The Funds will continue to be concentrated in the real estate industry and therefore will invest greater than 25% of their total assets in real estate companies.

Question 10: How will the Adviser and Sub-Adviser implement the proposed changes to the Funds’ investments?

Answer:     Upon approval of the Sub-Advisory Agreement, it is anticipated that the Adviser will sell the remaining real estate common equity and a portion of the preferred equity positions held by the Funds and direct the Sub-Adviser to invest those proceeds in a portfolio of global common equity securities. Following this initial

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allocation, the Adviser intends to continue to prudently reduce the Funds’ investments in real estate preferred securities and direct the Sub-Adviser to invest the proceeds in the portfolio of global common equity securities. The Adviser will continuously monitor the Funds’ current debt securities and overall market conditions to determine whether it is appropriate to continue investment in these securities or to sell all or a portion of the Funds’ holdings. It is anticipated that the Funds will continue to have significant investment in real estate preferred and debt securities for the foreseeable future.

In addition, it is anticipated that the Funds will reduce outstanding leverage and may become unlevered. However, the Funds will maintain policies that permit both direct and indirect leverage, and on an ongoing basis the Adviser and Boards will evaluate market conditions to determine if the use of leverage is in the best interest of shareholders and is consistent with the Funds’ objectives, investment strategies and distribution goals.

Question 11: Will my dividend be affected by the proposed changes?

Answer:     Concurrent with considering the changes outlined in this proxy, the Boards, based on a recommendation by the Adviser, modified the Funds’ distribution policies from a monthly level-rate distribution to a quarterly distribution that will be based on the Funds’ projected net investment income. This change was in response to recent and ongoing market conditions including the Funds’ significant net asset value declines, reduction of the Funds’ outstanding direct and indirect leverage and dividend reductions or suspensions by the Funds’ underlying real estate holdings. It is not anticipated that the proposed changes will result in further changes to the distribution policies but the distribution amounts may change as the transition to a total return strategy continues.

Question 12: Why are the Funds proposing a limitation on ownership and transfer of Common Shares?

Answer:     Both of the Funds currently have substantial realized and unrealized tax losses that may be used to offset the Funds’ future taxable gains. The ability to offset future gains is a significant and valuable asset to the Funds. Under Sections 382 and 383 of the Internal Revenue Code of 1986, a Fund’s ability to utilize these losses to offset future gains may be reduced or eliminated if the Fund undergoes an “ownership change.” The proposed ownership and transfer limitation changes are intended to decrease the risk that a Fund will undergo such a change in ownership and, therefore, have restrictions on its ability to utilize tax losses to offset future gains.

Question 13: What are some of the potential disadvantages of the proposed ownership and transfer limitations?

Answer:     As described in detail in Proposal 3, it is possible that the proposed ownership and transfer limitations will not be effective in preventing an “ownership change.” Furthermore, it is possible that a court could find the proposed limitations to be unenforceable, either generally or with regard to a particular person or fact pattern. Finally, it is possible that the proposed limitations could have an anti-takeover affect on the Funds, which could limit shareholders’ ability to sell their Common Shares at prices that are above prevailing market prices. However, as discussed more fully in Proposal 3, the Boards have determined that, on balance, the proposed limitations are in the best interests of each Fund and its shareholders as a whole, and unanimously recommends that the shareholders approve the implementation of the proposed limitations.

Question 14: What happens if some Proposals are approved and others are not, or if the Proposals for one Fund are approved but not for the other.

Answer:     If sufficient votes are not obtained to approve all Proposals, the Boards will consider what further action to take, including adjourning the Annual Meeting and making a reasonable effort to solicit support with respect to the Proposals that have not received the sufficient votes. If, after additional proxy solicitation, the Boards believe it to be unlikely that a particular Proposal will pass with regard to a Fund, the Boards will consider whether it is appropriate and in the best interests of shareholders to allow the other Proposals contemplated under this Proxy Statement to be implemented without inclusion of the failed Proposal. If all Proposals pass with respect to one Fund but not the other, the Boards will consider whether it is appropriate and in the best interests of shareholders to implement the Proposals with respect to one Fund, but not the other.

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Question 15: When will these changes take place?

Answer:     If shareholders approve the appointment of the Sub-Adviser and the other Proposals, these changes would become effective on or about March 16, 2009. At such time, the Adviser will have the authority to implement an investment objective of “total return” by utilizing the Sub-Adviser to invest in common equity, preferred equity and debt securities of both U.S. and non U.S. companies in a wide variety of industries including both real estate and non-real estate companies.

Question 16: How can I vote my shares?

Answer:     Please follow the instructions included on the enclosed Proxy Card. Shareholders whose shares are held in street name may also submit proxy instructions on the Internet. Instructions for Internet voting should be included with the proxy materials you received from the brokerage firm holding your shares.

Question 17: What if I want to revoke my proxy?

Answer:     Shareholders can revoke their proxy at any time prior to its exercise by (1) giving written notice to the Secretary of the Fund at 518 17th Street, 17th Floor, Denver, Colorado 80202, or (2) by signing and submitting another proxy of a later date than the originally submitted proxy, or (3) by personally voting at the Meeting to be held at 518 17th Street, 17th Floor, Denver, Colorado 80202 at 3:00 P.M. Mountain Standard Time, on Monday, March 16, 2009.

Question 18: Who should I call if I have questions?

Answer:     You should direct your questions to the Funds’ proxy solicitation firm: the Altman Group, who has been retained to assist with the proxy solicitation. They can be contacted at 1-866-829-0135.

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DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

518 17th Street, 17th Floor

Denver, Colorado 80202

PROXY STATEMENT

The accompanying joint proxy is solicited by the respective Board of Trustees (each a “Board” and together, the “Boards”) of Dividend Capital Realty Income Allocation Fund (“DCA”) and Dividend Capital Global Realty Exposure Fund (“DCW”) (each a “Fund” and together, the “Funds”) in connection with the Annual Meeting of shareholders (the “Annual Meeting”) to be held at 518 17th Street, 17th Floor, Denver, Colorado 80202, on Monday, March 16, 2009 at the times listed in Exhibit A.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s common shares (“Common Shares”) will be voted “FOR” each Proposal as shown in this Proxy Statement. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 518 17th Street, 17th Floor, Denver, Colorado 80202). However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein. This Proxy Statement, Notice of Annual Meeting, and proxy cards are first being mailed to shareholders on or about February 3, 2009.

Only shareholders or their duly appointed proxy holders can attend the Annual Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Annual Meeting, you should also bring a proxy card from your broker.

Each Fund’s Common Shares are the only outstanding voting securities of the Funds. The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on January 15, 2009 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of the Record Date, 14,161,010 Common Shares were outstanding and entitled to be voted with respect to DCA and 7,590,970 Common Shares were outstanding and entitled to be voted with respect to DCW.

Dividend Capital Investments LLC (“DCI”) serves as the Funds’ investment adviser and administrator. DCI is a Delaware limited liability company registered as an investment adviser with the Securities and Exchange Commission and is located at 518 17th Street, 17th Floor, Denver, Colorado, 80202. Currently, DCI Group LLC (“DCI Group”) owns 100% of DCI. DCI Group is located at 518 17th Street, 17th Floor, Denver, Colorado, 80202, and is owned by DCI Group Investors LLC (“DCIG Investors”) and certain limited liability companies under the control of principals and partners of Dividend Capital Group LLC (“DCG”) or their affiliates (collectively, “DCG Affiliates”). DCG Affiliates own 91.5% of DCI Group and DCIG Investors owns 8.5% of DCI Group.

Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2007, its semi-annual report for the period ended June 30, 2008, and more recent shareholder reports, if any, to any Fund shareholder upon request. It is anticipated that each Fund’s December 31, 2008 annual report will be available on March 2, 2009. To request a copy, please call 1-866-324-7348 or write to Dividend Capital Closed-End Funds, Attn: Derek Mullins, 518 17th Street, 17th Floor, Denver, Colorado 80202.

OVERVIEW AND BACKGROUND OF PROPOSALS

This Proxy Statement describes three proposals for the Funds, which, if approved, will elect one Trustee of the Funds, permit the Funds to retain a new sub-adviser and restructure the Funds’ investment focus. The Boards, including the Independent Trustees, unanimously recommend that you vote in favor of each Proposal.

Background Information. Since their respective inceptions, the Funds have been managed by DCI in accordance with the Funds’ stated objective of “high current income” with a secondary objective of “capital appreciation.” The strategy for achieving this objective is similar for both Funds, although DCW’s strategy is focused on “global real estate companies.” Since the Funds share many similarities, and since the Proposals detailed below are similar for both Funds, the analysis underlying the request to change the investment objective is fundamentally the same for each Fund. The Funds’ investment objectives are not “fundamental”, meaning that they can be changed by the Boards without shareholder approval.

Based upon ongoing discussions with the Boards since the beginning of the financial and real estate market disruption and more recently, the significant market declines in October and November of 2008, the Adviser proposed that the Boards consider various changes to the objectives, strategies and overall management of the Funds. The Boards considered this at the regularly scheduled meeting on November 20, 2008 and directed the Adviser to assess the feasibility of the proposals. In December of 2008, the Adviser conducted a search for qualified sub-advisers to implement the common equity component of a total return strategy. This search included a review of qualitative factors including, but not limited to, candidates’ reputation, overall financial stability, organization size and structure, investment philosophy, process and suitability of investment strategies offered and quantitative performance-based factors.

At the request of DCI, on January 9, 2009, the Boards held a special meeting for the purpose of, among other things, (i) determining whether to nominate Thomas H. Mack as a candidate for Trustee of the Funds, (ii) considering whether to approve the Sub-Advisory Agreement, (iii) considering proposals from DCI regarding investment strategies, (iv) considering a proposal to change the Funds’ non-fundamental investment objectives to “total return,” (v) considering a proposal to eliminate or change certain of the Funds’ non-fundamental investment policies, including policies regarding investments foreign securities, (vi) considering a proposal to eliminate each Fund’s requirement to invest at least 80% of its assets in the real estate industry, which would permit the Funds under Rule 35d-1 of the 1940 Act to change their names to those that do not imply significant investments in real estate, and (vii) considering a proposal to amend the Funds’ Agreements and Declarations of Trust to restrict certain acquisitions of the Funds’ securities to help assure the preservation of their capital loss carryforwards. At the January 9th meeting, after due consideration, each Board, including the Independent Trustees, unanimously approved each of these items and agreed to recommend items (i), (ii) and (vii) to shareholders. While the remaining items do not require shareholder approval to implement, the Board, including the Independent Trustees, will reconsider whether to implement these items for each Fund if shareholders do not approve one or more of the Proposals contained in this Proxy Statement.

PROPOSAL 1

ELECTION OF THE TRUSTEE-NOMINEE

DCA’s Agreement and Declaration of Trust and DCW’s Amended and Restated Agreement and Declaration of Trust (each a “Declaration of Trust”) provide that the Board shall be divided into three classes of Trustees as nearly equal in number as possible. Each class of Trustees serves a three year term. The terms are staggered such that the term of one class expires and replacements must be elected by shareholders each year.

At the Meeting, each Board proposes the election of one Trustee. If elected, the Trustee will serve a three-year term and until his successor has been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the nominee named below. Each Board, including the Trustees who are not “interested persons” of the Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), upon the recommendation of each Fund’s Nominating and Governance Committee, which is comprised solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”), nominated Thomas H. Mack, a current Independent Trustee whose current term will expire at the Meeting, (the “Nominee”) to serve as Trustee for a three-year term and until his successor has been duly elected and qualified.

The names, addresses, ages and principal occupations during the past five years of the Nominee, and each other Trustee of the Funds are provided in the tables below.

Trustees

Name, Address,(1) Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships/Trusteeships held by Trustee or Nominee for Trustee
Current Trustees for a Term Expiring at the Annual Meeting to be held in 2010 (DCA: Class II Trustees; DCW: Class III Trustees)
Independent Trustee
J. Gibson Watson, III, Trustee Age: 54	Since 2/21/06 (DCA); Since 5/22/07 (DCW)	Prima Capital Holding, Inc., President , Chief Executive Officer and Director (since 01/2000)	2	None
Independent Trustee
John Mezger Trustee Age: 55	Since 8/17/05 (DCA); Since 5/22/07 (DCW)	WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC, Manager (since 1999); and Corby Properties, LLC, Manager (since 1998)	2	None

Name, Address,(1) Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee(2)	Other Directorships/Trusteeships held by Trustee or Nominee for Trustee
Current Trustees and Nominees for a Term Expiring at the Annual Meeting to be held in 2011 (DCA: Class III Trustees; DCW: Class I Trustees)
Interested Trustee(5)
David W. Agostine Trustee and President/Nominee Age: 47	Since 09/30/07 (DCA and DCW)	Dividend Capital Investments LLC, Principal (since 05/2007) formerly Intellect Integrated Electronics, Inc., Chief Executive Officer (03/2003 to 05/2007); formerly Janus Institutional, Managing Director (01/2000 to 03/2003)	2	None
Independent Trustee
Jonathan F. Zeschin Trustee and Chairman of the Board/Nominee Age: 55	Since 1/24/05 (DCA); Since 5/22/07 (DCW)	President, Essential Advisers, Inc. (since 06/2000); and Managing Partner, JZ Partners LLC (since 08/1998)	2	Matthews Asian Funds, Trustee (since 05/2007)

Current Trustee for a Term Expiring at the Annual Meeting (DCA(3): Class I Trustee; DCW (4): Class II Trustee)
Independent Trustee
Thomas H. Mack Trustee Age: 66	Since 1/24/05 (DCA); Since 5/22/07 (DCW)	Thomas H. Mack & Co., Inc., President (since 01/1991)	2	Greenwald & Associates, Director (since 01/2002)

(1)	The address for each of the Trustees and nominees is: 518 17th Street, 17th Floor, Denver, CO 80202.
(2)	“Fund Complex” means two or more funds that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other funds.
(3)	DCA is the shorthand name for the Dividend Capital Income Allocation Fund.
(4)	DCW is the shorthand name for the Dividend Capital Global Realty Exposure Fund.
(5)	Mr. Agostine is deemed to be an “interested person” as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), because of his affiliation with the Funds’ Adviser.

The Nominee has consented to being named in this joint Proxy Statement and has indicated his intention to serve if elected. The Boards know of no reason why the Nominee will be unable to serve. Should the Nominee withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person as the Independent Trustees may designate.

Required Vote

The approval of the election of the Nominee to the Board of each Fund requires a plurality of the votes cast at the Meeting, provided a quorum is present.

Please also see the information contained below under the heading “Further Information Regarding Trustees and Officers.”

Each Fund’s Board, including the Independent Trustees, recommends that shareholders vote “FOR” the Nominee as Trustee to each Fund’s Board of Trustees. Unmarked proxies will be so voted.

FURTHER INFORMATION REGARDING TRUSTEES AND OFFICERS

Executive Officers of the Funds

The following information relates to the executive officers of the Funds who are not also Trustees of the Funds.

Name, Age, Address(1) and Position with the Funds	Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Gordon Taylor, Chief Compliance Officer Age: 34	Since 11/20/2008 (DCA); Since 11/20/08 (DCW)	Dividend Capital Securities, LLC, Chief Compliance Officer (since 3/2006); Cambridge Investment Research, AVP, Director of Compliance (12/2003—3/2006)

Jeffrey Taylor, Vice President, Treasurer and Principal Financial Officer Age: 36	Since 1/24/2005 (DCA); Since 5/22/07 (DCW)	Dividend Capital Investments LLC, Chief Operating Officer (since 12/2005); formerly, Dividend Capital Investments LLC, Vice President of Business Services (02/2004—12/2005); INVESCO Inc., Product Manager (07/2003—01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999—06/2003).

Derek Mullins, Secretary and Assistant Treasurer Age: 35	Since 1/24/2005 (DCA); Since 5/22/07 (DCW)	Dividend Capital Investments LLC, Director of Operations (since 01/2007); and Manager of Fund Operations (11/2004—12/2006); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003—10/2004) and Fund Controller (01/1999—10/2003).

Jami VonKaenel, Assistant Secretary Age: 30	Since 1/24/2005 (DCA); Since 5/22/07 (DCW)	Dividend Capital Investments LLC and Dividend Capital Securities, Controller (since 10/2006) and Assistant Controller (06/2004—10/2006); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004—06/2004); and Accenture, Analyst (01/2001—01/2004).

(1)	The address for each of the executive officers is: 518 17th Street, 17th Floor, Denver, CO 80202.
(2)	The term of each officer is indefinite at the discretion of the Board of Trustees.

Ownership of Securities

As of December 31, 2008, the Funds’ Trustees and executive officers, as a group, owned less than 1% of each Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Funds by its Trustees and executive officers.

The following table sets forth the equity ownership of the Trustees in the Funds as of December 31, 2008. The code for the dollar range of equity securities owned by the Trustees is: (a) $1 to $10,000; (b) $10,001 to $50,000; (c) $50,001 to $100,000; and (d) over $100,000.

Name of Trustee	Dollar Range of Common Shares In the Dividend Capital Realty Income Allocation Fund	Dollar Range of Common Shares In the Dividend Capital Global Realty Exposure Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
David W. Agostine	(b)	(b)	(c)

Independent Trustees
Thomas H. Mack	(b)	None	(b)
Jonathan F. Zeschin	(b)	None	(b)
John Mezger	None	None	None
J. Gibson Watson, III	None	None	None

As of December 31, 2008, none of the Independent Trustees or their immediate family members owned any shares of the Adviser, principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter.

Fund Committees

Each Fund has a standing Nominating and Governance Committee, Audit Committee and Valuation Committee. The Nominating and Governance Committee and Audit Committee are composed entirely of Independent Trustees, who also are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”).

Nominating and Governance Committee

The Nominating and Governance Committee (the “Nominating Committee”) recommends nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Funds’ Adviser, principal underwriters and other principal service providers. The Nominating Committee generally meets at least once annually to identify and evaluate Trustee nominees and makes its recommendations to the Board at the time of the Board’s February meeting. The Nominating Committee also periodically reviews Independent Trustee compensation and will recommend any appropriate changes to the Board as a group. The Board of Trustees has adopted a Nominating and Governance Committee charter (“Nominating Committee Charter”). The Nominating Committee Charters for Dividend Capital Realty Income Allocation Fund and Dividend Capital Global Realty Exposure Fund are identical except for the Fund’s name. A copy of the Nominating Committee Charter is attached hereto as Exhibit C. The members of each Fund’s Nominating Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Nominating Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial or legal expertise; (v) the candidate’s integrity, ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider potential trustee candidates recommended by Fund shareholders provided that the proposed candidates satisfy the trustee qualification requirements and shareholder submissions requirements set forth in each Fund’s Nominating Committee Charter. Other than compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. The Nominating Committee may identify prospective trustee candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

Each Fund’s bylaws (Article III) also contain advance notice provisions and general procedures with respect to submission of proposals, including nomination of Trustees. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the Nominating Committee Charter requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary. In order for a submission of a nominee to be considered, such submission must include: (i) the shareholder’s contact information; (ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Nominating Committee and the Funds’ Board. It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Audit Committee

Each Fund’s Board of Trustees has appointed an Audit Committee. The main function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting process and its internal controls, including assistance with the Board’s oversight of the integrity of each Fund’s financial statements, the Funds’ compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Funds’ independent auditors, and the performance of the Funds’ internal control systems. The Audit Committee also serves as the Funds’ qualified legal compliance committee. The members of the Audit Committee for each Fund are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

The Board of Trustees has adopted a written charter for each Fund’s Audit Committee (“Audit Committee Charter”). The Audit Committee Charters for Dividend Capital Realty Income Allocation Fund and Dividend Capital Global Realty Exposure Fund are identical except for the Fund’s name. A copy of the Audit Committee Charter is attached hereto as Exhibit D.

Valuation Committee

Each Fund’s Board of Trustees has appointed a Valuation Committee and has adopted a written charter for the Funds’ Valuation Committee (the “Valuation Committee Charter”). A copy of the Valuation Committee Charter for the Funds is attached hereto as Exhibit E. The Valuation Committee is established to oversee the implementation of the Funds’ pricing and valuation procedures and has the responsibility of determining the fair value of each of the Fund’s securities or other assets, in the absence of readily available market quotations. The members of the Valuation Committee are Jonathan Zeschin, John Mezger, Thomas H. Mack and J. Gibson Watson, III.

Board and Committee Meetings in Fiscal 2008

The Board and each committee met several times during the 2008 fiscal year as set forth on Exhibit A. Each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board of Trustees and of all Committees of the Board on which he served.

Communications with the Boards of Trustees

Shareholders who wish to communicate with Trustees with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Trustees c/o the Funds’ Secretary, at Dividend Capital Closed End Funds, Attn: Derek Mullins, 518 17th Street, 17th Floor, Denver, CO 80202. The correspondence should indicate that the author is a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to members of the Nominating Committee for further distribution as deemed appropriate by the Nominating Committee.

Trustee Attendance at Shareholder Meetings

The Funds have not established a policy with respect to Trustee attendance at annual meetings. It is anticipated that Mr. Agostine will preside over the Meeting. No Trustees attended the 2008 annual meetings of the Funds. It is not anticipated that the other Trustees will be present at this meeting.

Compensation for Trustees

The following table sets forth information regarding compensation of Independent Trustees by each Fund and the fund complex for the fiscal year ended December 31, 2008. Officers of the Funds and Interested Trustees are omitted from this table because they do not receive compensation from the Funds or the fund complex. The Independent Trustees do not receive any pension or retirement benefits from the Funds or the fund complex. Independent Trustees of the Funds receive from the Funds an annual retainer of $20,000 and a fee of $2,000 and reimbursement of related expenses for each in-person meeting of the Boards attended. Independent Trustees receive from the Funds a fee of $1,000 for each telephonic Board meeting attended. The Chairman of the Boards of Trustees receives from the Funds an additional annual retainer in the amount of $10,000. The annual retainer and meeting fees and expenses are allocated between the Funds based on average net assets.

Compensation Table

Fiscal Year Ended December 31, 2008

Name of Trustee	Aggregate Compensation From DCA	Aggregate Compensation From DCW	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
Jonathan Zeschin	$22,803	$14,177	N/A	N/A	$37,000

Thomas H. Mack	$16,696	$10,284	N/A	N/A	$27,000

John Mezger	$16,696	$10,284	N/A	N/A	$27,000

J. Gibson Watson, III	$16,696	$10,284	N/A	N/A	$27,000

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, requires each Fund’s officers and Trustees, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund and written representations of certain Reporting Persons, all required Section 16(a) ownership reports were filed during the fiscal year ended December 31, 2008.

Information on Independent Registered Public Accountant

Each Fund’s financial statements for the fiscal year ended December 31, 2008, are being audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. KPMG is expected to complete its audit of the Funds and issue its report by the end of February 2009. The Trustees have not yet met to select an independent registered public accounting firm for the fiscal year ending December 31, 2009, but expect to do so at a meeting scheduled to be held on February 25, 2009.

At the November 20, 2007, Board Meeting, the Trustees unanimously approved a change in the Dividend Capital Realty Income Allocation Fund’s fiscal year end from September 30 to December 31, effective with the fiscal year ending December 31, 2007.

During the Dividend Capital Realty Income Allocation Fund’s fiscal year ended September 30, 2007, Deloitte and Touche LLP (“Deloitte”) advised the Fund that it would no longer be able to serve as the Fund’s Independent Registered Public Accounting Firm and would not be able to provide audit services to the Fund as a result of services an affiliate of Deloitte had been asked to provide to certain affiliates of the Fund which impaired the independence of Deloitte with respect to the Fund. As a result, at its May 2007 Board Meeting, the Boards approved the selection of KPMG as the registered public accounting firm for each Fund for the fiscal year ending September 30, 2007.

Deloitte’s reports on the financial statements as of and for the fiscal year ended September 30, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended September 30, 2006 and the period beginning October 1, 2006 through the date of their resignation, there were no disagreements between the Fund and Deloitte concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

KPMG has been the independent registered public accounting firm of the Dividend Capital Realty Income Allocation Fund and Dividend Capital Global Realty Exposure Fund since April 25, 2007 and May 22, 2007 (Dividend Capital Global Realty Exposure Fund’s inception of operations), respectively.

Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire. Therefore, shareholders will not have the opportunity to ask questions of KPMG.

Audit Committee Report

The Audit Committee of each Board of Trustees normally meets at least twice during each full fiscal year with the Funds’ Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter.

Unlike in prior years, this proxy statement is being sent to shareholders before KPMG has completed its audit of each of the Fund’s financial statements for the fiscal year ended December 31, 2008. As a result, it is anticipated that KPMG will deliver its report to the Audit Committee at its February 2009 meeting. It is at this meeting where the Audit Committee will (i) review and discuss the audited financial statements of each Fund with management; (ii) discuss with KPMG matters related to the conduct of the audit; (iii) obtain certifications of KPMG’s independence; (iv) recommend that the financial statements be included in the Funds’ annual reports; and (v) consider whether any non-audit services to be performed by KPMG are compatible with KPMG’s independence.

The members of each Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Trustees of each Fund has determined that Jonathan F. Zeschin and Thomas H. Mack qualify as “audit committee financial experts,” as defined under the Securities and Exchange Commission’s Regulation S-K, Item 401(h). Each Audit Committee is in compliance with applicable rules of the NYSE for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by each Board. Members of each Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds’ auditors are in fact “independent.”

The members of each Fund’s Audit Committee, Jonathan Zeschin, Thomas Mack, John Mezger and J. Gibson Watson, III, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees.

Dividend Capital Realty Income Allocation Fund

Audit Fees. The aggregate fees paid to KPMG in connection with the annual audit of the Dividend Capital Realty Income Allocation Fund for the fiscal year ended December 31, 2008, the fiscal period ended December 31, 2007 and the fiscal year September 30, 2007 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees		All Other Fees
12/31/08	$59,000	$—	$50,000	*	$—
12/31/07**	$36,000	$—	$—		$—
9/30/07	$52,000	$—	$32,415	***	$—

*	Indicates fees paid by the Fund to KPMG for the preparation of a private letter ruling request filed by the Fund with the Internal Revenue Service in connection with the late filing of the Fund’s tax return for the fiscal period ended December 31, 2007.
**	Indicates the fees paid by the Fund from October 1, 2007 to December 31, 2007. The Fund changed its fiscal year end from September 30 to December 31, effective with the fiscal year ending December 31, 2007.
**	The Tax fees disclosed above were charged by the predecessor principal accountant, Deloitte, for services incurred through April 25, 2007

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

For the fiscal year ended December 31, 2008, the fiscal period ended December 31, 2007 and the fiscal year ended September 30, 2007, the aggregate non-audit fees billed by KPMG (and Deloitte) of approximately $50,000, $0 and 62,489, respectively, included non-audit services rendered on behalf of the Fund of approximately $50,000, $0 and $32,415, respectively, and non-audit services rendered on behalf of the Fund’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund of approximately $0, $0 and $30,074, respectively. These fees related to tax services in connection with the preparation of tax returns and other miscellaneous tax services.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by KPMG. The Audit Committee also pre-approves non-audit services performed by KPMG for the Adviser and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2008, the fiscal period ended December 31, 2007 and the fiscal year ended September 30, 2007, KPMG (or Deloitte) did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s fiscal year ended December 31, 2008, the fiscal period ended December 31, 2007, or the fiscal year ended September 30, 2007 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Dividend Capital Global Realty Exposure Fund

Audit Fees. The aggregate fees paid to KPMG in connection with the annual audit of the Dividend Capital Global Realty Exposure Fund for the fiscal year ended December 31, 2008 and fiscal year ended December 31, 2007 were as follows:

Fiscal Year+	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
12/31/08	$59,000	$—	$—	$—
12/31/07	$64,500	$—	$—	$—

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

For the fiscal years ended December 31, 2008 and December 31, 2007, there were no non-audit fees billed by KPMG on behalf of the Fund, the Fund’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by KPMG. The Audit Committee also pre-approves non-audit services performed by KPMG for the Adviser and affiliates servicing the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Financial Information Systems Design and Implementation Fees. During the fiscal years ended December 31, 2008 and December 31, 2007, KPMG did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s fiscal years ended December 31, 2008 or December 31, 2007 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

PROPOSAL 2

TO APPROVE OR DISAPPROVE THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT WITH CALAMOS ADVISORS LLC

Summary of the Proposal. The Boards are asking shareholders to vote on a proposal to approve a form of sub-advisory agreement among each Fund, Dividend Capital Investments and Calamos (the “Sub-Advisory Agreement”), pursuant to which Calamos (“Calamos” or the “Sub-Adviser”) will serve as the sub-adviser to the Funds and will provide investment sub-advisory services to the Funds, initially with respect to a portion of each Fund’s assets.

DCI serves as the Funds’ investment manager pursuant to an investment management agreement between DCI and the Funds. Pursuant to the investment management agreement (“Advisory Agreement”), DCI establishes each Fund’s investment program and makes investment decisions with respect to all or a portion of each Fund. Regardless of whether DCI employs a sub-adviser, it is responsible under the Advisory Agreement for reviewing, supervising, and administering each Fund’s investment program, including monitoring for its compliance with regulatory restrictions. If the Sub-Advisory Agreement is approved by shareholders, Calamos would serve as Sub-Adviser to the Funds and would directly manage a portion of each Fund’s assets subject to the supervision by DCI and oversight by the Funds’ Boards. However, DCI would provide investment advisory services directly with respect to a specific portfolio of real estate related preferred and debt securities presently held by each of the Funds without the assistance of the Sub-Adviser. The Boards believe that DCI has familiarity and expertise with respect to these real estate securities and is better suited to continue its direct investment responsibilities with respect to those securities. As the Funds continue to implement changes in investment operations in accordance with their new investment objectives, the portion of each Fund’s assets that is directly managed by DCI is expected to decrease. Eventually, DCI expects to liquidate a substantial portion of these real estate-related securities, at which time the Sub-Adviser would provide direct investment advisory services to all or the majority of the Funds’ assets, under the supervision of DCI. It is not possible to state with certainty how long this transition period will last, but it may be more than one year before the Funds have fully implemented their new investment strategies and have transitioned all or the majority of direct investment advisory services to the Sub-Adviser. The Funds are not seeking shareholder approval at this time to change their fundamental investment policies of investing greater than 25% of their total assets in securities of companies in the real estate industry, and would be required to obtain such shareholder approval prior to changing these fundamental investment policies.

Based on an extensive analysis and careful consideration of the factors described below (see “Board Considerations Regarding the Sub-Advisory Agreement”) the Trustees, including the Independent Trustees, unanimously approved the execution of the Sub-Advisory Agreement, to be effective upon approval by shareholders of the Funds.

The Sub-Adviser. Calamos is a diversified investment firm offering equity, fixed-income, convertible and alternative investment strategies, among others. With roots dating back to 1977, the firm serves institutions and individuals via separately managed accounts and a family of open-end and closed-end funds, providing a risk-managed approach to capital appreciation and income-producing strategies. Using its integrated investment team and a consistent fundamental investment process, Calamos will construct a common equity portfolio, consisting of both U.S. and non-U.S. companies. Investment candidates will emerge from the intersection of Calamos’ top-down and bottom-up analysis. Each security will be further vetted within the context of the portfolio. Ongoing monitoring and risk management will be undertaken to attempt to ensure the appropriate risk/reward parameters are maintained. It is anticipated that the common equity portfolios will consist of companies operating in a wide variety of industries and will not be concentrated in the real estate industry. Further, the common equity portfolio will initially be limited such that not more than 40% of its total assets are invested in non U.S. companies. This limit is voluntary and has been established by DCI and the Boards and therefore is subject to change if, in the judgment of DCI and the Board, such change is in the best interests of shareholders.

The Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement is set forth as Exhibit B to this Proxy Statement. If approved by shareholders, the Sub-Advisory Agreement will become effective on or about March 16, 2009 and will continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually with respect to a Fund by (a) a majority of the Trustees who are not “interested persons” of the Fund and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund. As used in this Proxy Statement, a “majority of the outstanding voting securities” of the Funds shall have the meaning for such phrase as set forth in the 1940 Act, that is, the affirmative vote of the lesser of (a) 67% or more of the Common Shares present or represented by proxy at the Annual Meeting or (b) more than 50% of the outstanding Common Shares. This voting standard is referred to in this Proxy Statement as a “1940 Act Majority Vote”. The Sub-Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Boards of Trustees of the Funds or by the Sub-Adviser, as the case may be, upon written notice to the other party to the respective Sub-Advisory Agreement. The Sub-Advisory Agreement will terminate automatically upon assignment (as defined in the 1940 Act) or upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under the Sub-Advisory Agreement or otherwise legally prohibited from operating as an investment adviser.

The following discussion of the terms of the Sub-Advisory Agreement is qualified in its entirety by reference to the Sub-Advisory Agreement, a form of which is attached hereto as Exhibit B.

The following discussion summarizes key terms of the Sub-Advisory Agreement and the obligations of Calamos as Sub-Adviser.

Under the Sub-Advisory Agreement, Calamos provides investment sub-advisory services to the Funds with respect to a portion of each Fund’s assets, as determined by DCI. Under the Sub-Advisory Agreement, DCI’s responsibilities as the Funds’ investment adviser will generally remain unchanged, except it will include its responsibility to oversee and review the performance of the Funds’ sub-adviser with regard to the portion of the Funds’ assets directly advised by the Sub-Adviser. As discussed above, DCI is expected to continue to directly manage a portion of the Funds’ assets for the foreseeable future.

If the Proposal is approved, as set forth in the Sub-Advisory Agreement, Calamos will perform investment management services with respect to a portion of each Fund’s assets in conformity with the each Fund’s Declaration of Trust and By-Laws, each as amended from time to time, the 1940 Act and other applicable laws. The Agreement will require Calamos to provide advisory services in accordance with the investment objectives, policies and restrictions of the Funds, and in accordance with any investment guidelines or other instructions received in writing from DCI, and subject further to such policies and instructions as the Boards or DCI may from time to time establish and deliver to Calamos.

The Sub-Advisory Agreement will provide that Calamos, in consultation with DCI as appropriate, will make all determinations with respect to the investment of the portion of the Funds’ assets the Sub-Adviser is assigned to manage directly and the purchase or sale of such portfolio securities. The Sub-Advisory Agreement requires Calamos to provide DCI information as necessary to report to the Boards at their regular periodic meetings. These reports may include a discussion of Calamos’ economic outlook, investment strategy, the portfolio activity and the performance of each Fund’s assets sub-advised by Calamos. Copies of all such reports would be furnished to DCI for examination and review within a reasonable time prior to the presentation of such reports to the Funds’ Boards.

Consistent with the terms of the Sub-Advisory Agreement, Calamos would be permitted, in its discretion, to select broker-dealers that would execute the purchases and sales of portfolio securities for the Funds. In selecting broker-dealers, Calamos would be required to use its best judgment to select broker-dealers that provide prompt and reliable execution of purchases and sales at favorable prices and reasonable commission rates. Additionally, subject to and in accordance with any directions that the Boards may issue from time to time and applicable law, Calamos may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Calamos determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Calamos’ overall responsibilities with respect to the Funds and Calamos’ other advisory clients. Calamos will promptly communicate to DCI and the Boards such information relating to portfolio transactions as they may reasonably request.

The Sub-Advisory Agreement will not prevent Calamos from acting as investment manager or manager for any other investment companies or other clients, whether or not the investment objectives or policies of any such other clients are similar to those of the Funds, provided that the provision of such services to those other clients does not impair Calamos’ ability to provide services to the Funds under the Sub-Advisory Agreement.

The Sub-Advisory Agreement will provide that, as compensation for the performance of the services by Calamos, DCI shall, as promptly as possible after the last day of each month, pay Calamos a fee of 0.50% for DCA and 0.50% for DCW calculated on the basis of the average daily market value of the portion of the total assets of the respective Fund managed by Calamos.

Pursuant to the Sub-Advisory Agreement, Calamos will not be liable for any loss or losses suffered by the Funds by reason of any investment made by Calamos in the performance of its duties under the Sub-Advisory Agreement, except for those losses resulting from willful misfeasance, bad faith, gross negligence, reckless disregard by Calamos under the Sub-Advisory Agreement.

Board Considerations Regarding the Sub-Advisory Agreement. The 1940 Act requires that the Boards, including a majority of the Independent Trustees of each Board, approve the terms of the Sub-Advisory Agreement. At a meeting held on January 9, 2009, the Board, including all of the Independent Trustees, unanimously approved the Sub-Advisory Agreement among the Funds, the Adviser and the Sub-Adviser. In advance of the January 9, 2009 meeting, the Board requested and received extensive information from the Sub-Adviser to assist them in their review. The Board received and considered a variety of information about the Sub-Adviser, as well as the sub-advisory arrangement for the Funds. The Board also reviewed a memorandum prepared by Fund counsel outlining the legal duties of the Board when considering an advisory agreement.

At the Board meeting, representatives of the Sub-Adviser made a presentation regarding the firm generally and the services to be provided, and responded to questions from the Board. The Independent Trustees discussed the presentation given at the meeting by representatives of the Sub-Adviser and the materials distributed in connection therewith. The Board noted that the Adviser undertook an extensive and deliberate search process before recommending the Sub-Adviser. This process included identifying a universe of potential managers and determining which manager’s investment strategy fit best with the Funds, while providing opportunities for closed-end fund synergies.

In particular, the Board considered the following factors:

(i) Fund Changes. The Board considered the Adviser’s explanation of its rationale for proposing various changes to the objectives, strategies and overall management of the Funds. The Board noted that these changes were being recommended by the Adviser in response to a significant and ongoing market dislocation that contributed to large NAV declines, resulting reduction of the Funds’ dividend paying capacity and overall ability to achieve their current objectives within the current strategies. The Board concluded that these changes would better position the Funds to realize long-term shareholder value.

The Board also considered the Adviser’s recommendation to engage the Sub-Adviser to assist in the execution of the Funds’ new strategies. The Board noted that the Adviser would continue in its capacity as adviser to the Funds with responsibility for overall management of the Funds, including but not limited to establishing the Funds’ overall investment strategy, portfolio profile and asset allocation, analyzing and recommending to the Board the Funds’ distribution levels, overseeing the Sub-Adviser and discretionary management of the long-term real estate and debt securities portfolio of the Funds. The Board concluded that the addition of the Sub-Adviser would provide the Funds access to greater investment resources and expertise than was otherwise available under the current advisory structure.

(ii) The nature, extent and quality of services to be provided by the Sub-Adviser. The Trustees reviewed the services to be provided by the Sub-Adviser to the Funds, including, but not limited to, making the day-to-day investment decisions for the common equity portion of the Funds’ investments focused on total return, and generally managing that portion in accordance with the stated investment objective and policies of the Funds. The Trustees considered the Sub-Adviser’s knowledge of the closed-end fund marketplace, development and management of closed-end fund strategies and reputation within the closed-end fund market. The Trustees received information concerning the investment philosophy and investment process to be applied by the Sub-Adviser in managing a portion of the Funds. The Trustees also considered the Sub-Adviser’s in-house research and analytical capabilities as well as other resources available to the Sub-Adviser’s personnel. The Trustees also discussed with officers and the proposed portfolio managers of the Funds the investment strategy of the Funds and the type of transactions that would be made on behalf of the Funds. The Trustees considered the investment team’s tenure and stability and the favorable history, reputation and background of the proposed portfolio managers for the Funds. On this basis, the Board concluded that the Funds may benefit from the nature, extent and quality of the services expected to be provided by the Sub-Adviser.

(iii) Investment Performance of the Sub-Adviser. The Board took into consideration composite performance information provided by the Sub-Adviser in managing accounts with a global, U.S. biased all cap or large cap strategy. The Board considered the length and quality of the Sub-Adviser’s track record and ability to outperform over many market cycles. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance provided by the Sub-Adviser compared favorably in relation to various broad market indices, and that it was reasonable to expect that the Sub-Adviser would provide satisfactory performance in the future.

(iv) Consideration of the Sub-Advisory Fee; Cost of the services to be provided and profits to be realized by the Sub-Adviser from the relationship with the Funds. The Trustees received and reviewed information regarding the fees to be paid by the Adviser to the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by the Sub-Adviser or its affiliates in connection with providing such sub-advisory services to the Funds. The Trustees considered the level of sub-advisory fees to be paid by the Adviser and compared it to the sub-advisory fees paid by other equity oriented closed-end funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the peer group since the Funds’ new investment mandate would be a combination of investment styles. The Board noted that the peer group information as a whole was useful in assessing whether the Sub-Adviser would be providing services at a cost that was competitive with the other funds. The Board also considered that the sub-advisory fees would be paid by the Adviser out of its management fee and not by the Funds. The Board noted that because the engagement of the Sub-Adviser was new there was no historical profitability with regard to its arrangements with the Funds. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions which are, by their nature, speculative. Accordingly, the Board did not consider the Sub-Adviser’s anticipated profitability in determining whether to approve the Sub-Advisory Agreement. The Board took into consideration the fact that the sub-advisory fee was negotiated at arm’s-length and is paid out of the assets of the Adviser. The Board concluded that the sub-advisory fees were fair and reasonable in light of the services to be provided by the Sub-Adviser.

(v) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board did not review specific information regarding whether there will be economies of scale with respect to the Sub-Adviser’s management of the Funds because it regards that information as less relevant at the sub-adviser level, although the Board did note that the Funds’ asset levels had been significantly reduced over the past year. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Funds’ advisory agreement with the Adviser.

(vi) Fall-out benefits. The Trustees also considered certain “fall-out” benefits received by the Sub-Adviser, including research provided to the Sub-Adviser in connection with portfolio transactions effected on behalf of the Funds (i.e., soft dollar arrangements), the ability of the Sub-Adviser to aggregate securities transactions of the Funds with those of its other advisory clients, and reputational benefits to the Sub-Adviser. The Board concluded that these benefits were fair and reasonable in light of the services to be provided by the Sub-Adviser and similar to those received by other investment advisers in comparable situations.

In considering the approval of the Sub-Advisory Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Funds’ surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the approval of the Sub-Advisory Agreement was in the best interest of the Funds and their shareholders and that the compensation payable to the Sub-Adviser under the Sub-Advisory Agreement was fair and reasonable in light of the services to be provided.

Current Investment Advisory Agreement. The Advisory Agreement was last approved by the Board of DCW on May 22, 2007, and by DCI as the sole initial shareholder of DCW on June 20, 2007, prior to DCW’s initial public offering. The Advisory agreement was last submitted for the approval of the shareholders of DCA on May 12, 2006 due to a change in the ownership structure of DCI. The Advisory Agreement was most recently renewed by the Board with regard to DCA at a meeting held on May 28, 2008. The Advisory Agreement will continue in effect from year to year only if such continuance is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated as to each Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the applicable Fund, or by DCI. The Advisory Agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its services to the Funds, DCI receives an annual investment advisory fee of 0.85% from DCA and 1.00% from DCW based on each Fund’s average daily managed assets, computed daily and payable monthly. For the fiscal year ended December 31, 2008, DCA paid investment advisory fees to DCI equal to $938,602, and DCW paid investment advisory fees to DCI equal to $690,326. In addition, for the fiscal year ended December 31, 2008, DCA paid administration fees to DCI equal to $110,424 and DCW paid administration fees to DCI equal to $69,033.

Required Vote. Approval of Proposal 2 requires a 1940 Act Majority Vote.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

CHANGE IN THE FUNDS’ AMENDED AND RESTATED AGREEMENTS AND DECLARATIONS OF TRUST REGARDING OWNERSHIP AND TRANSFER LIMITATIONS

Summary of the Proposal

Both Funds currently have substantial realized and unrealized tax losses that may be used as capital loss carryforwards under Sections 382 and 383 of the Internal Revenue Code of 1986 (the “Code”) to offset future capital gains. These capital loss carryforwards are significant assets of the Funds that could translate into significant future tax savings for the Funds and their shareholders, particularly if the Funds realize gains in future years. However, Sections 382 and 383 of the Code would limit the Funds’ ability to use the capital loss carryforwards fully in the event of an “ownership change” in the Funds. If approved, Proposal 3 will amend each Fund’s Declaration of Trust in a manner that is designed to prevent such an ownership change from taking place without the prior approval of the Board (“Proposed Amendments”). The Proposed Amendments will affect the ability of persons to beneficially own more than 4.99% of the outstanding Common Shares of a Fund and could have an anti-takeover effect on the Funds, which could decrease the Funds’ market price in certain circumstances, as discussed more fully below, or limit the ability of certain shareholders to influence the management of the Funds. The Boards unanimously recommend that shareholders vote FOR Proposal 3 because the Boards believe, on balance, that the Proposed Amendments are in the best interests of the Fund and shareholders as a whole. There can be no guarantee that the Proposed Amendments will serve their intended purposes. The Proposed Amendments to the Declarations of Trust are set forth in Exhibits H and I. Shareholders are urged to read the text of the amendments carefully and in full, as the discussion in the Proxy Statement is only a summary.

The Capital Loss Carryforwards

To the extent the Funds realize a gain in their investments and therefore earn future taxable income, the capital loss carryforwards would be available to offset these gains dollar-for-dollar for tax purposes until the capital loss carryforwards expire. This would permit the Funds to retain these capital gains and compound their net asset value (“NAV”) growth on a tax-deferred basis, which could lead to higher annual after-tax returns for the Funds. These tax benefits would be passed on to those Fund shareholders who would be required to pay capital gains taxes upon the sale of their shares, but it will not have a direct benefit to shareholders who otherwise would not pay taxes on the Funds’ capital gains.

As of December 31, 2008, DCA had approximately $75 million in available capital loss carryforwards and DCW had approximately $76 million. Under the Code, the capital loss carryforwards will begin to expire in 2015. If a Fund were to experience an “ownership change,” the “ownership change” could significantly defer or eliminate the Fund’s ability to utilize its capital loss carryforwards, accelerate its payment of federal income tax and cause some of the capital loss carryforwards to expire unused. While it is impossible to predict with any accuracy the impact upon the amount of the Funds’ capital gains that could be offset by the capital loss carryforwards if an “ownership change” were to take place, the Boards believe that such impact could potentially be significant.

Calculating an “Ownership Change” under Section 382 of the Code

In determining whether an “ownership change” has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion. Generally, an “ownership change” occurs when one or more shareholders who each own directly or indirectly 5% or more of a Fund’s Common Shares increase their aggregate ownership of Common Shares by more than 50 percentage points over the lowest percentage of Common Shares such shareholders held within the previous three years.

For example, if a single investor acquired 50.1% of the Common Shares of a Fund in a three-year period, an “ownership change” of that Fund would occur. Similarly, if ten persons, none of whom previously owned

Common Stock of a Fund, each acquired slightly over 5% of the Common Shares of the Fund within a three-year period (so that such persons owned, in the aggregate, more than 50%), an “ownership change” of the Fund would occur.

For Section 382 purposes, all holders who each own less than 5% of the Fund’s Common Shares are generally treated together as one (or, in certain cases, more than one) 5% shareholder. Transactions in the public markets among shareholders owning less than 5% of the Common Shares, whether within one or more “public” groups of 5% shareholders, are therefore generally not included in the calculation. In addition, certain constructive ownership rules are applied in determining the level of share ownership of a particular shareholder.

The Proposed Amendments to the Declarations of Trust

The following is a brief summary of the Proposed Amendments. Shareholders are urged to read the full text of the Proposed Amendments in Exhibits H and I.

The Proposed Amendments generally will restrict any person from attempting to purchase or acquire (an “Acquisition”) without the prior approval of the applicable Board any direct or indirect interest in a Fund’s Common Shares (or options, warrants or other rights to acquire Common Shares, or securities convertible or exchangeable into Common Shares), if such an Acquisition would either: (1) cause a person to become a holder of more than 4.99% of the Common Shares of a Fund under Section 382 of the Code (any such person being referred to as a “Restricted Holder” and such additional Common Shares being referred to as “Excess Shares”); or (2) increase the percentage of the Fund’s Common Shares owned by a Restricted Holder. For purposes of determining the existence and identity of, and the amount of Common Shares owned by, any shareholder, the Funds are entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G (or any similar schedules) as of any date and (b) their actual knowledge of the ownership of their Common Shares.

For the acquisition restrictions to be enforced effectively, the Proposed Amendments further provide that a Restricted Holder will be required, prior to the date of any proposed Acquisition of Excess Shares, to request in writing (a “Request”) that the Board of the applicable Fund review the proposed Acquisition and authorize or not authorize such proposed Acquisition of Excess Shares. If a Restricted Holder seeks to effect an Acquisition of Excess Shares, the Board will be required to determine whether to authorize the proposed Acquisition described in the Request. The Boards intend to consider and respond to all Requests within a reasonable amount of time.

Any determination made by a Board with respect to an Acquisition of Excess Shares will be made in its sole discretion and judgment. Additionally, any Restricted Holder who makes a Request shall reimburse the applicable Fund, on demand, for all reasonable costs and expenses incurred by the Fund with respect to any proposed Acquisition of Excess Shares, which may be material in relation to the Acquisition and will include the fees and expenses of any attorneys, accountants or other advisors retained by the Fund or the Board in connection with such determination.

Any Acquisition attempted to be made in violation of the terms of the Proposed Amendments will be null and void. In the event of an attempted or purported Acquisition in violation of the terms of the Proposed Amendments, the transferor shall be deemed to remain the owner of such Excess Shares. In such a case, the Funds will be deemed under the Proposed Amendments to be the agent for the transferor of such Shares for the limited purpose of consummating a sale, reasonably necessary to help ensure the preservation of the Funds’ capital loss carryforwards, of the Excess Shares to a person who is not, and will not become as a result of the Acquisition, a Restricted Holder, which could be the transferor. While such a sale will be effectuated on an arms-length basis, such sale may vary from the original terms of the transaction involving the Restricted Holder and could be on terms, including those relating to pricing, that are less favorable to the transferor than the original terms.

The record ownership of the Excess Shares shall remain in the name of the transferor until the shares have been sold by the Fund or its assignee, as agent, to an eligible transferee and the purported transferee would not be recognized as the owner of the Common Shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such Common Shares, or in the case of options, receiving Shares in respect of their exercise.

In deciding whether to approve any proposed Acquisition by a Restricted Holder, the Boards may seek the advice of legal counsel, accountants or other advisors with respect to its preservation of the capital loss carryforwards and may request all information from the Restricted Holder with respect to all Common Shares directly or indirectly owned by such Restricted Holder reasonably necessary to make its determination.

The Proposed Amendments also provide that any person who knowingly violates the acquisition restrictions or any persons in the same control group with such person shall be jointly and severally liable to the applicable Fund for, and shall indemnify and hold the Fund harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Fund’s ability to use its capital loss carryforwards.

Continued Risk of Ownership Change

Although the Proposed Amendments are intended to reduce the likelihood of an “ownership change,” the Funds cannot eliminate the possibility that an “ownership change” will occur even if the Proposed Amendments are adopted, for reasons including the following:

•

The Board of each Fund can permit a transfer to a Restricted Holder that results or contributes to an “ownership change” if it determines that such transfer is in the Fund’s best interests, in light of factors it considers in its discretion.

•

A court could find that part or all of the Proposed Amendments are not enforceable, either in general or as to a particular fact situation. Delaware state law places limitations and restrictions on Delaware corporations implementing provisions like the Proposed Amendments. The Funds are Delaware statutory trusts rather than Delaware corporations. However, a court with due and proper jurisdiction could disagree and find that the Proposed Amendments are unenforceable, either in general or as applied to a particular shareholder or fact situation. Further, it is possible that part or all of the Proposed Amendments could be challenged under other applicable law.

•

Despite the adoption of the Proposed Amendments, there would still remain a risk that certain changes in relationships among shareholders or other events would cause an “ownership change” of a Fund under Section 382 of the Code. The Funds cannot assure shareholders that the Proposed Amendments are enforceable under all circumstances, particularly against shareholders who do not vote in favor of this Proposal or who do not have notice of the acquisition restrictions at the time they subsequently acquire their Shares.

In light of these factors and others, the Proposed Amendments serve to reduce, but do not eliminate, the risk that a Fund will undergo an “ownership change.” Moreover, the Funds cannot assure you that upon audit, the IRS would agree that all of the capital loss carryforwards are allowable.

Board Power to Waive or Modify Acquisition Restrictions and to Revoke the Proposed Amendments

Under the Proposed Amendments, the Boards will have the discretion to approve an Acquisition of Common Shares that would otherwise violate the terms of the Proposed Amendments in circumstances where the applicable Board determines that the Acquisition of Excess Shares would be in the best interests of the Fund and its shareholders. In determining whether or not to permit such an Acquisition, the Board may consider factors it deems relevant including the likelihood that the Acquisition would result in the occurrence of an ownership change. For example, the Board may grant a waiver of the acquisition restrictions in connection with a capital raising transaction or the sale of Common Shares that the Board believes is not reasonably likely to result in a material loss of the Funds’ ability to utilize its capital loss carryforwards, or to permit a merger or takeover of a Fund that the Board determines to be in the best interests of the Fund and its shareholders. If the Board were to determine to permit an Acquisition of Excess Shares that would otherwise violate the terms of the Proposed Amendments, the Acquisition or other Acquisitions could result in an ownership change that would limit the applicable Fund’s ability to use its capital loss carryforwards.

In addition, under the terms of the Proposed Amendments, the Boards will be authorized to eliminate or change the acquisition restrictions, modify the applicable allowable percentage ownership interest or modify any of the terms and conditions of the Proposed Amendments without shareholder approval provided that the applicable Board concludes in writing that such changes are reasonably necessary or advisable to preserve a Fund’s capital loss carryforwards or that the continuation of the affected terms and conditions of the Proposed Amendments are no longer reasonably necessary for such purpose. Written notice of any such determination will be provided to shareholders of the applicable Fund.

Potential Anti-Takeover Effect

The Boards unanimously recommend that the Proposed Amendments be adopted for the reasons set forth in this Proxy Statement. However, shareholders should be aware that the Proposed Amendments may have an anti-takeover effect on the Funds because the Proposed Amendments may restrict the ability of a person, entity or group to accumulate an aggregate of more than 4.99% of a Fund’s Common Shares, and the ability of persons, entities or groups now owning 4.99% or more of a Fund’s Common Shares to acquire more Common Shares. Although the Proposed Amendments are designed as a protective measure to preserve and protect the Funds’ capital loss carryforwards, the Proposed Amendments may have the effect of impeding or discouraging a merger, tender offer or proxy contest, even if such a transaction may be favorable to the interests of a Fund or some or all of its shareholders, or otherwise limit the ability of certain shareholders to influence the management of the Funds. This might prevent shareholders from realizing an opportunity to sell all or a portion of their shares of Common Shares at a premium over prevailing market prices.

However, as discussed above, the Proposed Amendments will permit the Board, in its sole discretion, to grant a waiver to these acquisition restrictions that could permit a person to exceed the ownership limit. Moreover, to the extent the Proposed Amendments act as an anti-takeover provision, it will have benefits consistent with existing anti-takeover provisions, such as potentially requiring persons seeking control of the Funds to negotiate with the applicable Board and DCI regarding the price to be paid and facilitating the continuity of the Funds’ investment objectives and policies.

The Proposed Amendments are not in response to any effort of which the Funds are aware to accumulate their Common Shares or to obtain control of the Funds. The Boards consider the Proposed Amendments to be reasonable and in the best interests of the Funds and their shareholders because the Proposed Amendments will reduce the risk that the Funds will be unable to utilize their available capital loss carryforwards. In the Boards’ opinion, the fundamental importance to shareholders of maintaining the availability of the capital loss carryforwards is a more significant consideration than any potential anti-takeover effect, especially in light of each Board’s ability to waive the restrictions to permit a takeover that is deemed to be in the best interests of the applicable Fund and its shareholders.

Impact on Current Declaration of Trust Provisions

The Proposed Amendments will impact each Fund’s Declaration of Trust differently. With regard to DCA’s Declaration of Trust, which does not currently contain any relevant limitations on the ownership or transfer of Common Shares, the Proposed Amendments will take the form of an addition to Section 10 of Article III. It is not expected that any other material amendments to DCA’s Declaration of Trust will be necessary to implement the Proposed Amendments. On the other hand, Section 10 of Article III of DCW’s Declaration of Trust contains certain limitations on the ownership and transfer of Common Shares of that Fund, including a prohibition against any person owning more than 9.8% of the aggregate outstanding shares or voting power of any class or series of the Fund. These ownership and transfer limitations will be replaced in their entirety by the Proposed Amendments.

Required Vote. Approval of Proposal 3 requires a vote of the majority of votes cast at the Annual Meeting, provided a quorum is present.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

VOTING AND OTHER INFORMATION

Voting Requirements. Voting requirements for each Proposal are outlined within the discussion supporting each respective Proposal. For purposes of this Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding Common Shares of each Fund entitled to vote at the Annual Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as Common Shares that are present.

An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote”. Proxies that reflect abstentions or broker non-votes (collectively “abstentions”) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposals 1 and 3, where the vote to approve a matter is a percentage of votes cast, abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue. However, with respect to Proposal 2, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote “against” the respective proposals.

Adjournment. If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, the chairman of the Annual Meeting or the shareholders of the respective Fund may adjourn the Annual Meeting. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting or the persons named as proxy holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The vote required for shareholders of a respective Fund to adjourn the Annual Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders of the Fund entitled to vote at the Annual Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Annual Meeting and, accordingly, will not effect the outcome of the vote.

PRIVACY NOTICE

The Funds are required by federal law to provide each Fund’s shareholders with a copy of its privacy policy annually. A copy of the Funds’ privacy policy is attached hereto as Exhibit G.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Annual Meeting and Proxy Statement has been borne by the Funds, although DCI was responsible for the initial preparation of this Proxy Statement. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Common Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of DCI, and the Funds may determine to retain a proxy solicitation firm. Fees and expenses of any proxy solicitation firm will be borne by the Funds.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this joint Proxy Statement with its enclosures on or about January 27, 2009. As the Annual Meeting date approaches, certain shareholders of the Funds may receive a call from officers and regular employees of DCI, or representatives of a proxy solicitation firm if the Funds have not yet received their vote. Authorization to permit execution of proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Funds, or by attending the Meeting and voting in person.

Beneficial Ownership. As of December 31, 2008, to the knowledge of the Funds, no person owned beneficially or of record 5% or more of any class of shares of either Fund.

Shareholder Proposals. The Funds hold annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Funds’ 2010 annual meeting of shareholders must be received by October 6, 2009, in order to be included in the Funds’ proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2010 annual meeting of shareholders without including the proposal in the Funds’ proxy statement must notify the Secretary of the Funds in writing of such proposal between November 16, 2009 and December 16, 2009. The persons named as proxies for the 2010 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Funds receive notice of the matter by December 20, 2009. If the Funds receive such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Annual Meeting for action any matters other than those specifically referred to above, nor has the management of the Funds any such intention. Neither the proxy holders nor the management of the Funds is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of each Fund’s Board of Trustees

Derek Mullins

February 3, 2009	Secretary

Dividend Capital Realty Income Allocation Fund

Dividend Capital Global Realty Exposure Fund

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Funds’ Annual Report for the fiscal year ended December 31, 2007, their Semi-Annual Report for the period ended June 30, 2008, and more recent shareholder reports, if any, are available without charge upon request by writing the Funds at 518 17th Street, 17th Floor, Denver, CO 80202 or telephoning the Funds at 1-866-324-7348. It is anticipated that each Fund’s December 31, 2008 annual report will be available on March 2, 2009.

EXHIBIT A

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

TIME OF SHAREHOLDER MEETINGS

Fund Name	Time of Meeting
Dividend Capital Realty Income Allocation Fund Dividend Capital Global Realty Exposure Fund	3:00 P.M. 3:30 P.M.

A-1

EXHIBIT B

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

FORM OF SUB-ADVISORY AGREEMENT BETWEEN DCI,

CALAMOS AND THE FUNDS

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (the “Agreement”) is dated as of             by and among DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND and DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND, each a Delaware statutory trust (each a “Fund” and collectively, the “Funds”), DIVIDEND CAPITAL INVESTMENTS, LLC, a Delaware limited liability company (the “Adviser”) and CALAMOS ADVISORS LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and each Fund has entered into an Investment Advisory Agreement dated as of May 30, 2006 and June 20, 2007 (the “Advisory Agreements”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Funds; and

WHEREAS, each Fund is registered under the Investment Company Act of 1940, as amended, including the rules and regulations thereunder (the “1940 Act”), as a closed-end management investment company and may issue an unlimited number of common shares of beneficial interest, $0.001 par value per share; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, including the rules and regulations thereunder (the “Advisers Act”); and

WHEREAS, each Fund and the Adviser desires to retain the Subadviser to furnish investment advisory services to the Funds as provided below, and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

1. Duties of the Subadviser. (a) The Funds and the Adviser hereby engages the services of the Subadviser for the period and under the terms set forth in this Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of the Funds (the “Managed Assets”). The Subadviser will (i) determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold in its portion of the assets of the Funds, (ii) promptly provide the Adviser with copies of records concerning the Subadviser’s activities which the Adviser or the Funds are required by applicable law to maintain, and (iii) render regular reports to the Adviser and to officers and Trustees of the Funds as they may reasonably request concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to oversight by the officers and the Trustees of the Funds and in compliance with such reasonable policies as the Trustees of the Funds may from time to time establish and communicate in writing to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Funds set forth in each Fund’s current prospectus and statement of additional information, as amended and supplemented from time to time, as provided to Subadviser, and (b) applicable laws and regulations.

(b) The Subadviser represents and warrants to the Funds and the Adviser that it will manage the Managed Assets in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing, and subject to Section 10(c) hereof, the Subadviser represents and warrants as to the Managed Assets that the Subadviser’s management of the Managed Assets will be designed to achieve

(1) qualification by the Funds to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) compliance with (a) the provisions of the 1940 Act that relate to the investment of Fund assets, including maintaining those assets in custody with institutions designated by the Funds; and (b) federal and state securities and commodities laws applicable to Subadviser’s portfolio management responsibilities; provided that for purposes of Sections 10(f), 12(d), and 17(a), (d) and (e) of the 1940 Act, the Subadviser shall seek to maintain compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser.

(c) The Subadviser further represent and warrants to the Funds and the Adviser that (i) it has obtained all applicable licenses, permits, registrations and approvals that may be required in order to serve in its designated capacities with respect to the Funds, and shall continue to keep current such licenses, permits, registrations and approvals for so long as this Agreement is in effect; (ii) it will immediately notify the Adviser of the occurrence of any event that would disqualify it from serving in its designated capacities with respect to the Funds; and (iii) this Agreement has been duly and validly authorized, executed and delivered on behalf of the Subadviser and is a valid and binding agreement of the Subadviser enforceable in accordance with its terms.

(d) The Subadviser further represents and warrants to each Fund and the Adviser that (1) to the extent that any statements or omissions made in any registration statement on Form N-2 for shares of a Fund (“Registration Statement”), or in any amendment or supplement thereto, or proxy statement of a Fund prepared in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder (“Proxy Statement”), are made in reliance upon and in conformity with information furnished in writing by the Subadviser expressly for use therein, such statements or omissions in the Registration Statement or Proxy Statement and in any amendments or supplements thereto will, when the Registration Statement or Proxy Statement and any amendments thereto become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”), 1934 Act and the 1940 Act, and such statements or omissions will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) to the extent that any statements or omissions made in contracts, sales material or other documents are made in reliance upon and in conformity with information furnished in writing by the Subadviser expressly for use therein, such statements or omissions in the contracts, sales material and other documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for other expenses of the Funds, including, without limitation, fees of the Funds’ independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax reporting; taxes levied against the Funds or any of its property; and interest expenses of the Funds. The Subadviser does not warrant that the investment performance of the portion of the Funds’ assets managed by the Subadviser will match the performance of any index or other benchmark, such as any other account managed by the Subadviser.

(f) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

(g) The Subadviser shall be responsible for the preparation of Schedule 13G, Form 13F, and Form SH in connection with securities held by the Funds that are specifically part of the assets managed by the Subadviser. The Subadviser shall not be responsible for filing Schedule 13G, Form 13F, or Form SH with respect to any securities held by the Funds that are not managed by the Subadviser. The Subadviser shall not be responsible for the preparation or filing of any reports required of the Funds by any governmental or regulatory agency, except as expressly agreed to in writing.

(h) The Subadviser agrees: (i) to maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Funds in advance of the approval of this Agreement, and (ii) to institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.

(i) The Subadviser agrees: (i) to maintain policies and procedures in accordance with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, and (ii) to promptly make available such policies and procedures and other materials reasonably requested from time to time by the agents of the Funds and the Adviser (including but not limited to, the Chief Compliance Officer of each entity).

2. Portfolio Transactions. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for the Funds, to select broker-dealers and futures commission merchants to execute such purchases or sales, and to negotiate brokerage commissions and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants in such a manner and on such terms as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider factors relevant to execution quality such as price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of trades involving blocks of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine that are consistent with Section 28(e) of the 1934 Act, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused the Funds to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Funds and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Funds and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Funds. The Subadviser will promptly communicate to the Adviser and (through the Adviser) to the officers and the Trustees of the Funds such information relating to portfolio transactions as they may reasonably request, including but not limited to, any reports prepared by independent third parties relating to the execution costs of such transactions if such reports exist. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Funds with contemporaneous purchase or sell orders for other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Funds and to such other clients. The Adviser and the Funds hereby acknowledge that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) The Subadviser is prohibited from consulting with another subadviser who is providing investment advice to the Funds concerning transactions for the Funds in securities or other assets. The Subadviser will provide investment advice solely with respect to the Managed Assets.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Funds and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. The Subadviser’s fee shall be paid by the Adviser without regard to any reduction in the fees paid by the Funds to the Adviser under its Advisory Agreement as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. As full compensation to the Subadviser for the services rendered under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rate set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for the Funds listed thereon. Such fee shall be calculated by the Funds’ custodian and accrued daily, and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the investments held by the portion of the Funds that is managed by Subadviser and that are required to be maintained by a subadviser to the Funds pursuant to the requirements of Rule 31a-1 under that 1940 Act. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Subadviser on behalf of the Funds will be provided promptly to the Funds or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Funds’ auditors, the Funds or any representative of the Funds, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Funds.

The Subadviser agrees that all such maintained records are the property of the Funds, and agrees to surrender such records promptly to the Funds at the request of the Funds or the Adviser. In the event of termination of this Agreement, such records shall be promptly returned to the Funds or the Adviser. The Subadviser may, however, retain copies of such records at its own cost.

5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Funds are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. The Subadviser shall be deemed to be an independent contractor and shall, except as authorized by this Agreement or as otherwise expressly provided or authorized, have no authority to act for or represent the Funds in any way or otherwise be deemed an agent of the Funds.

6. Advertising. Subadviser shall not publicly distribute any sales or advertising materials related to the Funds unless such material has been received and approved by the Adviser. Notwithstanding the foregoing, while this Agreement is in effect, Subadviser may include the Adviser’s and Funds’ names in its “client list” used in promotional materials with prior written consent of the Adviser and/or Funds, which shall not be unreasonably withheld.

7. Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds’ securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Subadviser is herby delegated the authority with respect to those securities that are specifically part of the Subadviser’s Managed Assets.

8. Reports. The Funds, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Funds as each may reasonably request.

9. Reference to the Subadviser. Neither the Funds nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, which shall not be unreasonably withheld.

10. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent otherwise provided in the 1940 Act.

(b) The Subadviser agrees to indemnify and hold harmless the the Funds or the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Funds or the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Funds or its shareholders for (i) any acts of the Adviser or any other subadviser to the Funds with respect to the portion of the assets of the Funds not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the Managed Assets as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to the Funds and qualifications of the Funds as a regulated investment company under the Code) only with respect to the Managed Assets.

11. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Funds or to otherwise perform services as a Subadviser, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only as discussed above, or if the Adviser or the Board of Trustees of the Funds has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Funds to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may, in conformity with applicable law, disclose the total return earned by the portion of the assets of the Funds managed by the Subadviser and may include such total return in the calculation of composite performance information.

12. Term of the Agreement. This Agreement shall continue in full force and effect with respect to a Fund until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of a Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of a Fund or by vote of a majority of the outstanding voting securities of a Fund.

With respect to a Fund, this Agreement may be terminated at any time, without payment of a penalty by a Fund, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, voting separately from any other Fund, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. This Agreement may be terminated by the Subadviser at any time, with respect to both the Adviser and a Fund, without the payment of any penalty, on at least 90 days’ written notice to the Adviser and a Fund. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

This Agreement will also automatically terminate, without the payment of any penalty, in the event that the Advisory Agreements by and between the Funds and the Adviser are terminated.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Amendments. No modification of any provision of this Agreement shall be valid unless in writing signed by all parties hereto and in conformity with the requirements of the 1940 Act.

15. Governing Law. This Agreement shall be construed in accordance with the laws of the Delaware without regard to the conflicts provisions thereof, and the applicable provisions of the 1940 Act. To the extent the applicable laws of the Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, or by any means of overnight delivery that provides evidence of delivery, addressed as follows:

Subadviser:	Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563
Attention: Maryann Bianchini

Adviser:	Dividend Capital Investments, LLC 518 Seventeenth Street Suite 1200 Denver, CO 80202
Attention: President

Funds:	Dividend Capital Realty Income Allocation Fund
Dividend Capital Global Realty Exposure Fund
518 Seventeenth Street Suite 1200 Denver, CO 80202
Attention: President

17. Survival. All representations and warranties made by the Subadviser, the Adviser, or the Funds in this Agreement will survive for the duration of the Agreement, and the parties to this Agreement agree to notify each other in writing immediately upon becoming aware, but in no event later than five (5) calendar days, after becoming aware that any of the foregoing representations or warranties are no longer true. In addition, Sections 4, 10, and 11 shall survive the termination of this Agreement.

18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction.

19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

Dividend Capital Realty Income Allocation Fund

By:
Name: xxx
Title: xxx

Dividend Capital Global Realty Exposure Fund

By:
Name: xxx
Title: xxx

Dividend Capital Investments, LLC

Name: xxx
Title: xxx

Calamos Advisors LLC

By:
Name: John P. Calamos Sr.
Title: Chairman, CEO/CIO

SCHEDULE A

Fee Rate (as a percentage of the average daily market value of the portion of the Assets of the Fund the Subadviser manages for the Fund)

Fund
Dividend Capital Realty Income Allocation Fund	0.50%
Dividend Capital Global Realty Exposure Fund	0.50%

EXHIBIT C

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

Nominating and Governance Committee Charter

I.	Committee Organization

(a)	The nominating and governance Committee (“the Committee”), a committee established by the Board of Trustees (the “Board”) of the [Fund] (the “Fund”), shall be comprised solely of members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940, as amended (the “Act”).

(b)	The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least two members. The Fund’s Secretary shall serve as Secretary of the Committee.

(c)	The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of Dividend Capital Investments, LLC (the “Adviser”), or others to attend Committee meetings and provide pertinent information as necessary.

II.	Duties and Responsibilities

The Committee shall:

(a)	Evaluate the size and composition of the Board and its committees, and formulate policies and objectives concerning the desired mix of independent trustee skills, backgrounds, experience and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. The Committee shall also consider the effectiveness of the meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance. This evaluation may take place in the context of the annual Board of Trustees self-assessment. See Appendix A for relevant factors for consideration.

(b)	Identify and screen director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser, and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

(c)	Review independent trustee compensation and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Trustee compensation recommendations may take into account the size of the Fund, the demands placed on the independent trustees, the practices of other mutual fund groups, the need to attract and retain qualified independent trustees, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

(d)	Review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(e)	Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

III.	Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.

(a)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i)	The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii)	The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

(iii)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)	Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v)	The nominee may not be an executive officer, trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

(vii)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i)	Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii)	The nominating shareholder or shareholder group may not qualify as an adverse holder – i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(c)	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary. In order for a submission of a nominee to be considered, such submission must include:

(i)	the shareholder’s contact information;

(ii)	the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act; and

(iv)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

IV.	Authority and Resources

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees.

V.	Policies and Procedures

In meeting its responsibilities, the Committee shall:

(a)	Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

(c)	Meet at least annually, and is authorized to hold special meetings as circumstances warrant. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

(d)	Prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee may select one of its members to be the chair.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time.

Appendix A

Potential Board Member Qualification Factors

Working Background

•	Current or past membership on board of registered investment company

•	Board or executive position with money management organization

•	Board or executive position with broker-dealer organization

•	Board or executive position with any other financial, technology or marketing organization

•	Board or financial position with any other substantial publicly-held business organization

•	Accounting or legal position representing any of the above businesses

•	Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

•	Mix of skills on board

•	Mix of generations on board

•	Diversity of personal backgrounds on board

•	Education background

Personal Characteristics

•	Reputation for integrity

•	Ability to apply good business sense, with appreciation for the role of the board

•	Ability to work with other trustees as a team

•	Ability to balance critical thinking with avoidance of unnecessary confrontation

•	Sufficient stature to provide shareholder assurance of qualification

•	Ability to commit necessary time

•	Personal and financial independence from management

•	Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.

•

No person shall be qualified to be a Board member if the Committee, in consultation with counsel to the Funds, has determined that such person, if elected as a Board member, would cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Funds’ organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

EXHIBIT D

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

Audit Committee Charter

The Audit Committee is appointed by the Board of Trustees (“Board”) to assist the Board in monitoring (i) the integrity of the financial statements of the [Fund] (“Fund”), (ii) the compliance by the Fund with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent auditors, and (iv) the performance of the Fund’s internal audit function and independent auditors.

I.	Audit Committee Membership and Other Qualifications

The Audit Committee shall have at least two members, to be selected by the Board. No member of the Audit Committee shall be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), nor shall any member receive any consulting, advisory or other compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as the Board interprets such qualification in its judgment.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

Notwithstanding any designation as an audit committee financial expert, each member of the Audit Committee is expected to contribute significantly to the work of the Audit Committee. Moreover, designation as an audit committee financial expert will not increase the duties, obligations or liabilities of the designee as compared to the duties, obligations and liabilities imposed on the designee as a member of the Audit Committee and of the Board.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)	to approve prior to appointment the engagement of the Fund’s independent auditors, and to recommend to the Board of Trustees of the Fund the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors;

(d)	to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(e)	to act as a liaison between the Fund’s independent auditors and the Board;

(f)	to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors; and

(g)	to assist Board oversight of the Fund’s internal audit function (if any).

III.	Duties and Powers of the Audit Committee

The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate, given the circumstances.

To carry out its purposes, the Audit Committee shall:

1.	Report activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

2.	Approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, recommend to the Board the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, review and evaluate matters potentially affecting the independence and capabilities and independence of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing all relationships between the independent auditor and the Fund, as well as the Fund’s investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund;

3.	Approve prior to appointment the engagement of the independent auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser.

4.	Develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent auditors to provide any of the services described in (3) above;

5.	Consider the controls applied by the independent auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

6.	Consider whether any non-audit services provided by the Fund’s independent auditor to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the independent auditor’s independence;

7.	Review the arrangements for and scope of the annual audit and any special audits;

8.	Review and approve the fees proposed to be charged to the Fund by the independent auditors for each audit and non-audit service;

9.	Consider information and comments from the independent auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

10.	Consider information and comments from the independent auditors with respect to, and meet with the independent auditors to discuss any matters of issue relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, review the independent auditors’ opinion on the Fund’s financial statements and to discuss with management and the independent auditor the Fund’s annual audited financial statements and other periodic financial statements, including the Fund’s disclosures under “Management’s Discussion of Fund Performance”;

11.	Review with management significant judgments made in connection with the preparation of the Fund’s financial statements;

12.	Resolve disagreements between management and the auditors regarding financial reporting;

13.	Consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;

14.	Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61 (as amended by SAS No. 90) issued by the Auditing Standards Board, relating to the conduct of the audit;

15.	Review with the Fund’s principal executive officer and/or principal financial officer in connection with the required certifications on Form N-CSR and Form N-Q any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal controls over financial reporting;

16.	Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

17.	Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial controls;

18.	Discuss generally the Fund’s press releases, as well as any financial information and earnings guidance provided to analysts and ratings agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

19.	Review in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

20.	Perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in the Fund’s Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.	Roles and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight. It is the management’s responsibility to maintain appropriate systems for accounting and internal controls over financial reporting, and it is the independent auditor’s responsibility to plan and carry out a proper audit. Management is responsible for: (i) the preparation, presentation and integrity of the Fund’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting designed to assure compliance with accounting standards and applicable law. The independent auditors are responsible for planning and carrying-out an audit consistent with applicable legal and professional standards and the terms of the engagement titles. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

The review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund, and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of the Fund whom the Audit Committee reasonably believes to be competent in the matters presented; or (ii) legal counsel, public accounts, or other persons as to matters the Audit Committee reasonably believes are within the person’s professional or expert competence.

The Audit Committee shall serve as the Fund’s qualified legal compliance committee (“QLCC”) (as that term is defined under 17 C.F.R. § 205). The duties of the QLCC are listed at Exhibit B to this Charter.

V.	Operations of the Audit Committee

1.	The Audit Committee shall meet at least once annually, and is authorized to hold special meetings as circumstances warrant.

2.	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference. The Audit Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3.	The Audit Committee shall regularly meet with representatives of management and, in separate executive session, with the Fund’s independent auditors, the Fund’s internal auditors or other personnel responsible for the Fund’s internal audit function (if any). The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the investment adviser and with entities that provide significant accounting or administrative services to the Fund.

4.	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

5.	The Audit Committee may select one of its members to be the chair.

6.	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.	Upon the recommendation of the Audit Committee, the Board shall adopt and approve this Charter and may amend it. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate or necessary.

8.	The Audit Committee shall evaluate its performance at least annually.

EXHIBIT A

Complaint Procedures

The Sarbanes-Oxley Act of 2002 requires that audit committees establish procedures for complaints relating to accounting, internal controls, and auditing and confidential anonymous information submitted by employees relating to “questionable accounting or auditing matters”. The following procedures are designed to comply with these requirements.

1.	Objectives

The Complaint Procedures are designed to enable employees of the Fund, its investment advisor, administrator, custodian, transfer agent, independent auditor, and other service providers (collectively, “employees”) to raise complaints and concerns that relate to accounting, internal accounting controls or auditing matters without fearing, or being threatened with, retaliation. Each employee is encouraged and expected to report questionable Fund accounting or auditing matters.

2.	Raising Complaints and Concerns

If an officer or employee has a complaint or a concern that relates to accounting, internal accounting controls or auditing matters, that employee may submit the complaint or concern – anonymously if so desired – to the attention of the Fund’s Secretary by sending, either through the use of a facsimile transmission, first class mail or express delivery, a written correspondence to the Fund’s principal executive office. Additionally, such concerns or complaints may also be sent to any member of the Audit Committee.

3.	Receipt, Retention and Treatment of Complaints

All complaints received by the Fund regarding accounting, internal accounting controls or auditing matters will be forwarded either to the entire Audit Committee of the Board of Trustees or specifically to the Chair of the Audit Committee for response unless the Fund’s Secretary determines that the received complaint lacks merit. If the complaint is sent solely to the Chair of the Audit Committee, the Chair may individually determine the appropriate response or refer the matter to the entire Audit Committee. At the end of each fiscal quarter, the Fund’s Secretary will present to the Audit Committee a record of all concerns and complaints, including those that the Secretary determined lacked merit that the Fund received during that quarter.

The Audit Committee will evaluate each concern or complaint that it receives. If the Audit Committee does not have sufficient information to properly evaluate a concern or complaint, the Audit Committee may conduct an investigation or may delegate that duty to another person or entity. During such investigations, the Audit Committee or the delegated party may interview any individual who the Audit Committee believes has relevant information.

Upon the conclusion of any investigation to evaluate a concern or complaint, the Audit Committee will authorize any subsequent action that may be necessary or appropriate to address the concern or complaint. The Fund is empowered with executing any such necessary or appropriate remedial actions, including discharging any employees that are deemed to have engaged in improper conduct.

A copy of each complaint and the Fund’s response shall be made available to the Fund’s independent public accountants.

At the end of each fiscal quarter, the Fund’s Secretary will provide a record of all complaints and concerns, including ones that were determined to not have any merit that the Fund received during that fiscal quarter. A copy of each complaint and response thereto shall be preserved and maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year in which the complaint was received.

4.	Confidentiality

The recipients of information pursuant to these complaint procedures will strive to keep all complaints and concerns that relate to accounting, internal accounting controls or auditing matters, as well as the identities of those who submit or investigate them, as confidential as possible. As such, disclosure will be limited to only individuals who may have a business need to know, or pursuant to regulatory or legal requirements.

Unless an individual knows that a concern or complaint is false and submits that concern or complaint to the Fund, the Fund and its affiliates and service providers shall not penalize or retaliate against any person or entity for:

•	reporting a complaint or concern that relates to accounting, internal accounting controls or auditing matters; or

•	cooperating in the investigation of such a complaint or concern.

Any such retaliation may result in criminal action and will warrant disciplinary action against the offending party, including termination of employment.

The Fund will distribute a copy of these Complaint Procedures it to its service providers.

EXHIBIT B

Duties and Responsibilities of the Qualified Legal Compliance Committee

The Fund’s Qualified Legal Compliance Committee (“QLCC”) shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation.

Once a reporting attorney provides to the QLCC a report that evidences a material violation by the Fund or any of its officers, Trustees, employees or agents, the QLCC must:

•	review the report and determine whether an investigation is necessary regarding such a report.

If the QLCC determines that such an investigation is necessary, the QLCC must further:

•	notify the full board of trustees;

•	initiate an investigation which may be conducted by either the Fund’s CEO, the Fund’s counsel or outside attorneys; and

•	retain such additional expert personnel as the QLCC deems necessary.

At the conclusion of any such investigation, the QLCC must:

•	recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

•	inform the Fund’s CEO and the Board of the results of any such investigation and the appropriate remedial measures to adopt.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the U.S. Securities Exchange Commission in the event that the Fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

A “material violation” as used in this procedure shall mean a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Fund would want to be informed before making an investment decision.

EXHIBIT E

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

and

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND (the “Funds”)

Valuation Committee Charter

I.	Purpose

The Valuation Committee is a committee created by the Board of Trustees (the “Board”) of Dividend Capital Realty Income Allocation Fund and Dividend Capital Global Realty Exposure Fund (the “Funds”). The Valuation Committee is established to oversee the implementation of the Funds’ Pricing and Valuation Procedures (the “Procedures”) and the activities of the Funds’ Pricing Committee. The Board has delegated to the Valuation Committee the responsibility of determining the fair value of the Funds’ securities or other assets pursuant to the procedures. The Valuation Committee shall have unrestricted access to the Funds’ Board, the independent auditors, Funds Counsel, and the executive and financial management of the Funds. The Valuation Committee may meet with such persons as needed to carry out its valuation duties.

II.	Composition

The Valuation Committee shall be composed of at least 3 members (each, a “Member”), each of whom shall be a Trustee of the Funds or an officer or employee of Dividend Capital Investments, LLC (the “Adviser”). At least two Members must be a Trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Funds (a “Disinterested Trustee”). The Disinterested Trustees and President of the Fund will have voting rights and will be authorized to make decisions on behalf of the Committee. The other Members of the Committee will facilitate the Committee meetings and will record minutes to those meetings. In most instances, an officer of the Fund or employee of the Adviser will also serve on the Adviser’s Valuation Committee and will be responsible for recommending valuations to the Funds’ Committee. These individuals will not have voting rights. The Members of the Valuation Committee are as follows:

Members:

Voting Members:

At least two Independent Trustees of the Board

The Funds’ President

Non-Voting Members:

Officers of the Funds

Employees of the Adviser

The Board may revise the list of Members at any time.

III.	Meetings

The Valuation Committee shall meet at such times as required by the Procedures and on an as-needed basis to value any securities or other assets. Reasonable notice of a meeting, as dictated by circumstances, shall be given to each Member. In the event notice cannot be delivered to, or received by, a Member, Alternate Members shall be given reasonable notice. The Valuation Committee may take action by majority vote of those present during any meeting at which a majority of Members and/or Alternate Members are present.

All Valuation Committee Meetings may be held in person or by telephone conference. The Valuation Committee may also take action via electronic mail in lieu of a meeting, provided that (i) the quorum requirements set forth above are met, (ii) each Member or Alternate Member, as applicable, receives copies of

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any electronic mail transmissions circulated by each other Member or Alternate Member, as applicable, relating to the proposed action(s) prior to any approval thereof, and (iii) electronic mail transmissions from each Member or Alternate Member, as applicable, participating in the email discussion approving the proposed action are received by the Investment Adviser/Administrator by the end of the particular Valuation Date on which the notice of the proposed action was given.

Minutes of all meetings of the Valuation Committee shall be submitted to the Board. The Valuation Committee will make available to the Board, upon request, all information considered in reaching its valuation decisions.

IV.	Powers, Responsibilities and Duties

To fulfill its responsibilities and duties, the Valuation Committee shall:

1.	Have unrestricted access to the Fund’s Board, officers, independent auditors, counsel, and such other persons as deemed necessary or advisable to perform its responsibilities hereunder.

2.	Meet on an as-needed basis to determine the fair value of the Fund’s securities or other assets, and direct the Fund’s Investment Adviser to take such action as the Valuation Committee may require.

3.	Keep minutes of each Committee meeting. When the Committee acts by electronic mail, in lieu of minutes, copies of all electronic mail submissions from each Member or Alternate Member participating in the meeting shall be kept with the Company’s records.

4.	Report to the Board any actions taken by the Valuation Committee, and make such recommendations to the Board as the Valuation Committee deems necessary or appropriate.

5.	Conduct a formal review of the Procedures, as they apply to the Valuation Committee, at least annually in light of its experience in administering the provisions of the Procedures applicable to the Valuation Committee, evolving industry practices, and any developments in applicable laws or regulations; and report to the Board at its next regularly scheduled meeting on the outcome of that review. The Board shall review and approve the Procedures on an annual basis.

6.	Review this Valuation Committee Charter annually, and recommend changes, if any, to the Board.

7.	Investigate any other matter brought to its attention within the scope of its duties.

8.	Perform any other activities consistent with and in furtherance of this Valuation Committee Charter and the Procedures, as the Valuation Committee or the Board deems necessary or appropriate.

V.	Delegation of Duties

Pursuant to the Procedures adopted by the Board of Trustees, the Valuation Committee may, on a case-by-case basis, delegate to the Adviser specific authority to determine the fair value of securities for so long as permitted in circumstances set forth therein.

Without a meeting of the Valuation Committee, the Adviser may:

1.

fair value, for any length of time, any number of securities if the aggregate change in value of all such securities in a particular portfolio prior to such fair value and afterwards would not have a material effect[2] on that portfolio; and

2.	fair value, for a period not to exceed three business days, any security or group of securities if the aggregate change in value would have a material effect[1] on a portfolio.

Any determinations of fair value made by the Adviser without a meeting of the Valuation Committee, as provided above, shall be submitted for approval and ratification to either the Valuation Committee or the Board at the next regularly scheduled meeting.

2	Impact to the Fund’s net asset value by more than one-half of one percent (0.5%).

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EXHIBIT F

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

BOARD AND COMMITTEE MEETINGS IN FISCAL YEAR 2008

Fund	Number of Meetings Over the Fund’s Fiscal Year
Dividend Capital Realty Income Allocation Fund
Board	9
Audit	2
Nominating	2
Valuation	4

Dividend Capital Global Realty Exposure Fund
Board	9
Audit	2
Nominating	2
Valuation	4

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EXHIBIT G

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

PRIVACY POLICY

The Dividend Capital Realty Income Allocation Fund and the Dividend Capital Global Realty Exposure and (collectively, the “Funds”) are committed to maintaining the privacy of their shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information, and why in certain cases the Funds may share this information with others.

The Funds do not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Funds, the Funds receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in the Funds.

The Funds do not disclose any nonpublic personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Funds restrict access to nonpublic personal information about their shareholders to the Adviser’s employees with a legitimate business need for the information.

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EXHIBIT H

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

PROPOSED AMENDMENTS TO

THE AGREEMENT AND DECLARATION OF TRUST

ARTICLE I

Name and Definitions

Section	2. Definitions

Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “1940 Act” means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time;

(b) “Administrator” means a party furnishing services to the Trust pursuant to any administration contract described in Article IV, Section 7(a) hereof;

(c) “Affiliated Person” has the applicable meaning given it in the 1940 Act;

(d) “Assignment” has the meaning given it in the 1940 Act;

(e) “By-Laws” mean the By-Laws of the Trust as amended or restated from time to time;

(f) “Certificate of Trust” means the certificate of trust filed by the initial Trustee of this Trust on December 3, 2004, in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act, as it may be amended or restated from time to time;

(g) “Class” means a Class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

(h) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time;

(i) “Commission” has the meaning given it in the 1940 Act;

(j) “Continuing Trustee” means any member of the Board of Trustees of the Trust who is not an Interested Person or an affiliate of an Interested Person and has been a member of the Board of Trustees for a period of at least 12 months, or has been a member of the Board of Trustees since the Trust’s initial public offering of its Shares, or is a successor of a Continuing Trustee who is unaffiliated with an Interested Person and is recommended to succeed a Continuing Trustee by a majority of the Continuing Trustees then on the Board of Trustees;

(k) “Declaration” means this Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time;

(l) “Delaware Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended from time to time;

(m) “Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time;

(n) ~~(m)~~ “Interested Person” has the meaning given it in Section 2(a)(19) of the 1940 Act;

(o) ~~(n)~~ “Investment Adviser” means a party furnishing services to the Trust pursuant to any investment advisory contract described in Article IV, Section 7(a) hereof;

(p) ~~(o)~~ “Person” means and includes natural persons, corporations, partnerships, limited partnerships, statutory trusts and foreign statutory trusts, trusts, limited liability companies, associations, joint ventures, estates, custodians, nominees and any other individual or entity in its own or any representative capacity, any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign;

(q) ~~(p)~~ “Principal Underwriter” has the meaning given it in the 1940 Act;

(r) ~~(q)~~ “Securities Act” means the Securities Act of 1933, as amended;

(s) ~~(r)~~ “Series” or “Series of Shares” refers to the division of Shares into two or more Classes as provided in Article III hereof;

(t) ~~(s)~~ “Shareholder” means a record owner of Shares;

(u) ~~(t)~~ “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one Class or Series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each Class or Series of shares shall be divided from time to time;

(v) ~~(u)~~ “Trust” means the Delaware statutory trust established under the Delaware Act by this Declaration and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

(w) ~~(v)~~ “Trust Property” means any and all property, real or personal, tangible or intangible, which is from time to time owned or held by or for the account of the Trust or any Series;

(x) ~~(w)~~ “Trustee” means the “Person” or “Persons” who have signed this Declaration and all other Persons who may from time to time be duly elected or appointed and have qualified to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in his or her or their capacity as Trustees hereunder.

ARTICLE III

Shares

Section	10. Transfer of Shares ; Limitations on Ownership

(a) Except as otherwise provided by the Trustees, Shares shall be transferable on the record books of the Trust only by the record holder thereof or by his or her duly authorized agent upon delivery to the Trustees or the Trust’s transfer or similar agent of a duly executed instrument of transfer (together with a Share certificate if one is outstanding), and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees, including compliance with any securities laws and contractual restrictions as may reasonably be required. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the record books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder, and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee, or agent of the Trust, shall be affected by any notice of a proposed transfer.

(b) Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable record books of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

(c) Certain Acquisitions Prohibited

(i) Restrictions on Certain Acquisitions of Shares. If a Person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Shares or any option, warrant or other right to purchase or acquire Shares (such warrant, option, or security being an “Option”) or any securities convertible into or exchangeable for Shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether voluntary or involuntary, of record, beneficially, by operation of law or otherwise (provided, however, that a transaction that is a pledge (and not an acquisition of tax ownership for U.S. federal income tax purposes) shall not be deemed an Acquisition but a foreclosure pursuant thereto shall be deemed to be an Acquisition), and such Acquisition shall cause such Person to become an owner of greater than 4.99 percent of the Shares within the meaning of Section 382 of the Code with respect to the Trust (a “Five Percent Shareholder”) or increase the percentage of Shares owned by a Five Percent Shareholder, then such Person shall be a “Restricted Holder” and such Shares shall be “Excess Shares,” and such Acquisition of Excess Shares shall not be permitted and such transfer of Excess Shares to the Restricted Holder shall be void ab initio except as authorized pursuant to this Article III, Section 10; provided, however, that for purposes of determining the existence and identity of, and the amount of Shares owned by, any Five Percent Shareholders or Restricted Holders, the Trust is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G under the Exchange Act(or any similar schedules) as of any date and (b) the Trust’s actual knowledge of the ownership of the Shares.

(ii) Requests for Exceptions. The restrictions contained in this Article III, Section 10, are for the purpose of reducing the risk that any change in the ownership of Shares may jeopardize the preservation of the Trust’s U.S. federal, state and local income tax attributes under Code Section 382 or equivalent provisions of state or local law (collectively, the “Tax Benefits”). In connection therewith, and to provide for the effective policing of these provisions, a Restricted Holder who proposes to effect an Acquisition of Excess Shares, prior to the date of the proposed Acquisition, shall request in writing (a “Request”) that the Board of Trustees review the proposed Acquisition of Excess Shares and authorize or not authorize the proposed Acquisition pursuant to this Subsection (c)(ii). A Request shall be mailed or delivered to the Secretary of the Trust at the Trust’s principal place of business. Such Request shall be deemed to have been delivered only when actually received by the Secretary of the Trust. A Request shall include: (1) the name, address and telephone number of the Restricted Holder; (2) a description of the interest proposed to be Acquired by the Restricted Holder; (3) the date on which the proposed Acquisition is expected to take place; (4) the name of the intended transferor of the interest to be Acquired by the Restricted Holder; and (5) a Request that the Board of Trustees authorize, if appropriate, the Acquisition of Excess Shares pursuant to this Subsection (c)(ii) and inform the Restricted Holder of its determination regarding the proposed Acquisition. If a Restricted Holder duly submits a proper and complete Request to the Secretary of the Trust, at the next regularly scheduled meeting of the Board of Trustees following the tenth business day after receipt by the Secretary of the Trust of the Request, the Board of Trustees will act to determine whether to authorize the proposed Acquisition described in the Request, in accordance with this Subsection (c)(ii) and Article III, Section 10, Subsection (e). The Board of Trustees shall conclusively determine whether to authorize the proposed Acquisition, in its sole discretion and judgment, and shall cause the Restricted Holder making the Request to be informed of such determination as soon as practicable thereafter.

(d) Effect of Unauthorized Acquisition. Any Acquisition of Excess Shares attempted or purported to be made in violation of this Article III, Section 10, shall be null and void ab initio to the fullest extent permitted by law. In the event of an attempted or purported Acquisition of Excess Shares by a Restricted Holder in violation of this Article III, Section 10, the Trust shall be deemed to be the agent for the transferor of the Excess Shares. The Trust shall be such agent for the limited purpose of consummating a sale of the Excess Shares to a Person who is not a Restricted Holder (an “Eligible Transferee”), which may include, without limitation, the transferor. The record ownership of the Excess Shares shall remain in the name of the transferor until the Excess Shares have been sold by the Trust or its assignee, as agent, to an Eligible Transferee. Neither the Trust, as agent, nor any assignee of its agency hereunder, shall be deemed to be a Shareholder nor be entitled to any rights of a Shareholder, including, but not limited to, any right to vote the Excess Shares or to receive dividends or liquidating distributions in respect thereof, if any, but the Trust or its assignee shall only have the right to sell and transfer the Excess Shares on behalf of and as agent for the transferor to another person or entity; provided, however, that an Acquisition to such other person or entity does not violate the provisions of this Article III, Section 10. Until the Excess Shares are Acquired by an Eligible Transferee, the rights to vote and to receive dividends and liquidating distributions with respect to the Excess Shares shall remain with the transferor. The intended transferee of the Excess Shares and the Restricted Holder with respect to any Excess Shares shall not be entitled to any rights of Shareholders, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to the Excess Shares. In the event of a permitted sale and transfer, whether by the Trust or its assignee, as agent, the proceeds of such sale shall be applied first, to reimburse the Trust or its assignee for any expenses incurred by the Trust acting in its role as the agent for the sale of the Prohibited Shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

(e) Authorization of Acquisition of Shares by a Restricted Holder. The Board of Trustees may authorize an Acquisition of Excess Shares by a Restricted Holder, if, in its sole discretion and judgment it determines that the Acquisition is in the best interests of the Trust and its Shareholders. In deciding whether to approve any proposed Acquisition of Excess Shares by a Restricted Holder, the Board of Trustees may seek the advice of counsel (including with respect to the Trust’s preservation of the Tax Benefits) and may request all relevant information from the Restricted Holder with respect to all Shares directly or indirectly owned by such Restricted Holder. Any Person who makes a Request of the Board of Trustees pursuant to Article III, Section 10, to effect an Acquisition of Excess Shares shall reimburse the Trust, on demand, for all reasonable costs and expenses incurred by the Trust with respect to any proposed Acquisition, including, without limitation, the Trust’s reasonable costs and expenses incurred in determining whether to authorize that proposed Acquisition.

(f) Certain Indirect Prohibited Acquisitions. In the event an Acquisition would be in violation of this Article III, Section 10, as a result of attribution under federal tax and securities laws to the intended transferee of the ownership of Shares by a Person (an “Other Person”) who is not controlling, controlled by or under common control with the intended transferee, which ownership is nevertheless attributed under federal tax and securities laws to the intended transferee, the restrictions contained in this Article III, Section 10, shall not apply in a manner that would invalidate any Acquisition to such Other Person, and the intended transferee and any Persons controlling, controlled by or under common control with the intended transferee (collectively, the “Intended Transferee Group”) shall automatically be deemed to have transferred to the Trust, sufficient Shares (which Shares shall: (i) consist only of Shares held legally or beneficially, whether directly or indirectly, by any member of the Intended Transferee Group, but not Shares held through any Other Person, other than Shares held through a Person acting as agent or fiduciary for any member of the Intended Transferee Group; (ii) be deemed transferred to the Trust, in the inverse order in which it was acquired by members of the Intended Transferee Group, and (iii) be treated as Excess Shares) to cause the intended transferee, following such transfer to the Trust, not to be in violation of the restrictions contained in this Article III, Section 10; provided, however, that to the extent the foregoing provisions of this subsection (f) would not be effective to prevent an Acquisition in violation of this Article III, Section 10, the restrictions contained in this Article III, Section 10, shall apply to such other Shares owned by the intended transferee (including Shares actually owned by Other Persons), in a manner designed to minimize the amount of Shares subject to the restrictions contained in this Article III, Section 10, or as otherwise determined by the Board of Trustees to be necessary to prevent an Acquisition in violation of the restrictions contained in this Article III, Section 3 (which Shares shall be treated as Excess Shares).

(g) Prompt Enforcement; Further Actions. After obtaining actual knowledge of an Acquisition of Excess Shares by a Restricted Holder, the Trust shall demand the surrender, or cause to be surrendered, to it, the Excess Shares, or any proceeds received upon a sale of the Excess Shares, and any dividends or other distributions made with respect to the Excess Shares. If such surrender is not made within 30 business days from the date of such demand, the Trust may institute legal proceedings to compel such transfer; provided, however, that nothing in this Subsection (g) shall: (i) be deemed inconsistent with the Acquisition of the Excess Shares being deemed null and void pursuant to subsection (d) hereof; (ii) preclude the Trust in its discretion from immediately bringing legal proceedings without a prior demand; or (iii) cause any failure of the Trust to act within the time periods set forth in this subsection (c) to constitute a waiver or loss of any right of the Trust under this Article III, Section 10.

(h) Damages. Any Restricted Holder who knowingly violates the provisions of this Article III, Section 10, and any persons controlling, controlled by or under common control with such a Restricted Holder, shall be jointly and severally liable to the Trust for, and shall indemnify and hold the Trust harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Trust’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

(i) Conditions to Acquisition; Responsibilities of Transfer Agent. The Trust may require, as a condition to the registration of the Acquisition of any Shares or the payment of any distribution on any of its Shares, that the intended transferee or payee furnish to the Trust all information reasonably requested by the Trust with respect to all the direct or indirect ownership interests in such Shares. The Trust may make such arrangements or issue such instructions to its transfer agent as may be determined by the Board of Trustees to be necessary or advisable to implement this Article III, Section 10, including, without limitation, instructing the transfer agent not to register any Acquisition of Shares on the Trust’s record books if the transfer agent has knowledge that such Acquisition would be prohibited by this Article III, Section 10, and/or authorizing such transfer agent to require an affidavit from an intended transferee regarding such Person’s actual and constructive ownership of Shares and other evidence that an Acquisition will not be prohibited by this Article III, Section 10, as a condition to registering any Acquisition.

(j) Authority of Board of Trustees to Interpret. Nothing contained in this Article III, Section 10, shall limit the authority of the Board of Trustees to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Trust and to preserve the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law or other event or situation making one or more of the following actions necessary or desirable, the Board of Trustees may, by adopting a written resolution and without Shareholder approval, modify or interpret the definitions of any terms or conditions set forth in this Article III, Section 10 as appropriate to prevent an ownership change for purposes of Section 382 of the Code; provided, however, that the Board of Trustees shall not cause there to be such modification or interpretation unless it concludes in writing that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits, and its conclusion is based upon a written opinion of legal and/or tax counsel to the Trust. The Trust and the members of the Board of Trustees shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the President, a Secretary, Treasurer, other officers of the Trust, the person or persons performing the functions of such officers, or of the Trust’s legal counsel, independent auditors, transfer agent, or other employees or agents in making the determinations and findings contemplated by this Article III, Section 10, and the members of the Board of Trustees shall not be responsible for any good faith errors made in connection therewith.

(k) NYSE Transactions. Nothing in this Article III, Section 10 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article III, Section 10 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article III, Section 10.

(l) Severability. If any part of the provisions of this Article III, Section 10, are judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the provisions of this Article III, Section 10, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the ability of the Trust to utilize to the greatest extent possible the Tax Benefit.

(m) Expiration. Each provision of this Article III, Section 10, shall apply until such time as the Board of Trustees determines in its sole discretion that such provision is no longer necessary for the preservation of the Corporation’s Tax Benefits or otherwise necessary or advisable.

EXHIBIT I

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

PROPOSED AMENDMENTS TO

THE AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

ARTICLE I

Name and Definitions

Section 2. Definitions

Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “1940 Act” means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time;

(b) “Administrator” means a party furnishing services to the Trust pursuant to any administration contract described in Article IV, Section 7(a) hereof;

(c) “Affiliated Person” has the applicable meaning given it in the 1940 Act;

(d) “Assignment” has the meaning given it in the 1940 Act;

(e) “By-Laws” mean the By-Laws of the Trust as amended or restated from time to time;

(f) “Certificate of Trust” means the certificate of trust filed by the initial Trustee of this Trust on December 30, 2005, in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act, as it may be amended or restated from time to time;

(g) “Class” means a Class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

(h) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time;

(i) “Commission” has the meaning given it in the 1940 Act;

(j) “Continuing Trustee” means any member of the Board of Trustees of the Trust who is not an Interested Person or and affiliate of an Interested Person and has been a member of the Board of Trustees for a period of at least 12 months, or has been a member of the Board of Trustees since the Trust’s initial public offering of its Shares, or is a successor of a Continuing Trustee who is unaffiliated with an Interested Person and is recommended to succeed a Continuing Trustee by a majority of the Continuing Trustees then on the Board of Trustees;

(k) “Declaration” means this Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time;

(l) “Delaware Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended from time to time;

(m) “Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time;

(n) ~~(m)~~ “Interested Person” has the meaning given it in the 1940 Act;

(o) ~~(n)~~ “Investment Adviser” means a party furnishing services to the Trust pursuant to any investment advisory contract described in Article IV, Section 7(a) hereof;

(p) ~~(o)~~ “Person” means and includes natural persons, corporations, partnerships, limited partnerships, statutory trusts and foreign statutory trusts, trusts, limited liability companies, associations, joint ventures, estates, custodians, nominees and any other individual or entity in its own or any representative capacity, any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign;

(q) ~~(p)~~ “Principal Underwriter” has the meaning given it in the 1940 Act;

(r) ~~(q)~~ “Securities Act” means the Securities Act of 1933, as amended;

(s) ~~(r)~~ “Series” or “Series of Shares” refers to the division of Shares into two or more Classes as provided in Article III hereof;

(t) ~~(s)~~ “Shareholder” means a record owner of Shares;

(u) ~~(t)~~ “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one Class or Series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each Class or Series of shares shall be divided from time to time;

(v) ~~(u)~~ “Trust” means the Delaware statutory trust established under the Delaware Act by this Declaration and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

(w) ~~(v)~~ “Trust Property” means any and all property, real or personal, tangible or intangible, which is from time to time owned or held by or for the account of the Trust or any Series;

(x)~~(w)~~ “Trustee” means the “Person” or “Persons” who have signed this Declaration and all other Persons who may from time to time be duly elected or appointed and have qualified to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in his or her or their capacity as Trustees hereunder.

ARTICLE III

Shares

Section 10. Transfer of Shares ; Limitations on Ownership

~~(a) Definitions for Purposes of this Section 10:~~

~~(i) “Affiliate” shall have the meaning assigned to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule).~~

~~(ii) “Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act (or any successor rules), except that in calculating the beneficial ownership of any~~

~~particular Person, such Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns,” “Beneficial Ownership,” “Beneficially Owning” and “Beneficially Owned” have a corresponding meaning.~~

~~(iii) “Charitable Beneficiary” shall mean one or more beneficiaries of a Disposition Trust as defined in Section 10(e)(6), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code (or any successor provisions).~~

~~(iv) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.~~

~~(v) “Disposition Trust” shall mean any trust as defined in Section 10(c).~~

~~(vi) “Disposition Trustee” shall mean a Person, unaffiliated with the Trust or a Prohibited Owner, that is appointed by the Trust to serve as trustee of a Disposition Trust.~~

~~(vii) “Excepted Holder” shall mean a Beneficial Owner of Shares of any Class or Series for whom an Excepted Holder Limit is created by this Section 10 or by the Trustees pursuant to Section 10(m) of this Article III.~~

~~(viii) “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Trustees pursuant to Section 10(m) of this Article III, the percentage limit established by the Trustees pursuant to Section 10(m) of this Article III.~~

~~(ix) The term “Market Price” on any date shall mean, with respect to any Class or Series of outstanding Shares, the Closing Price for such Class or Series of Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Class or Series of Shares, regular way, or, in case no sale takes place on such date, the average of the closing bid and asked prices, regular way, for such Class or Series of Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Class or Series of Shares is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Class or Series of Shares is listed or admitted to trading or, if such Class or Series of Shares is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Class or Series of Shares is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Class or Series of Shares selected by the Trustees or, in the event that no trading price is available for such Class or Series of Shares, the fair market value of the Class or Series of Shares, as determined in good faith by the Trustees.~~

~~(x) “NYSE” shall mean the New York Stock Exchange.~~

~~(xi) “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act.~~

~~(xii) “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Section 10, would Beneficially Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.~~

~~(xiii) “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in change in Beneficial Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.~~

~~(b) Limitations on Beneficial Ownership of Shares.~~

~~(i) No Person, other than an Excepted Holder and other than the Investment Adviser or its Affiliates, shall Beneficially Own Shares of any Class or Series representing more than 9.8% of the aggregate outstanding shares or voting power of such Class or Series. Any Beneficial Ownership in violation of this limitation shall be subject to the provisions set forth in this Section 10.~~

~~(ii) If any Transfer is purportedly effected which, if effective, would result in any Person Beneficially Owning Shares in violation of this Section 10, then the intended transferee shall acquire no rights in respect of such Shares, including, without limitation, voting rights or rights to dividends or other distributions with respect to such Shares, and any Shares Beneficially Owned in violation of this Section 10 may be redeemed by the Trust, or its designee, at a price per share equal to the per share consideration paid in the transaction that resulted in such violative Transfer (or, in the case of a devise, gift or other such transaction without consideration, at a price per share equal to the Market Price on the date of the violative Transfer).~~

~~(iii) A Person shall not be deemed to Beneficially Own Shares for purposes of this Section 10 if such Shares are held for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of such Person’s business and if such Shares are held by such Person without the purpose or effect of changing or influencing control of the Trust.~~

~~(c) Violative Transfer. If any Transfer is purportedly effected which, if effective, would result in any Person Beneficially Owning Shares of any Class or Series of outstanding Shares in violation of Section 10(b)(i) hereof then the intended transferee shall acquire no rights in respect of such Shares, including, without limitation, voting rights or rights to dividends or other distributions with respect to such Shares and, subject to the right of the Trust to redeem such Shares,~~

~~(i) that number of Shares the Beneficial Ownership of which otherwise would cause such Person to violate Section 10(b)(i) (rounded to the next highest whole Share), shall be automatically transferred to a trust (“Disposition Trust”) for the benefit of a Charitable Beneficiary, effective as of the close of business on the business day prior to the date of such transfer, and such Person shall acquire no rights to such Shares; or~~

~~(ii) if the transfer to the Disposition Trust described in clause (i) of this Section 10(c) would not be effective for any reason to prevent the violation of Section 10(b)(i), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 10(b)(i) shall be void ab initio.~~

~~(d) Remedies for Breach. If the Trustees shall at any time determine in good faith that a Transfer of Shares or other event has purportedly taken place that, if effected would result in a violation of Section 10(b)(i) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation thereof (whether or not such violation is intended), the Trustees shall take such action as they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem shares pursuant to this Section 10, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of this Section 10 shall, subject to the right of the Trust to redeem such Shares, automatically result in the Transfer of the Shares to a Disposition Trust, and, where applicable, such Transfer (or other event) in violation of this Section 10 shall be void~~ ab ~~initio irrespective of any action (or non-action) by the Trustees.~~

~~(e) Transfer of Shares in Trust.~~

~~(i) Ownership of Trust. Upon any purported Transfer that would result in a transfer of Shares to a Disposition Trust pursuant to this Section 10, such Shares shall be deemed to have been Transferred to the Disposition Trustees of the Disposition Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Disposition Trustees shall be deemed to be effective as of the close of business on the business day prior to the date of such purported Transfer or other event that results in the Transfer to the Disposition Trust pursuant to Section 10. The Disposition Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 10(e)(vi).~~

~~(ii) Status of Shares Held by the Disposition Trustee. Shares held by the Disposition Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the shares held by the Disposition Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Disposition Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Disposition Trust.~~

~~(iii) Dividend and Voting Rights. The Disposition Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Disposition Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that the Shares have been transferred to the Disposition Trustee shall be paid by the recipient of such dividend or distribution to the Disposition Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Disposition Trustee. Any dividend or distribution so paid to the Disposition Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Disposition Trust and, effective as of the date that the Shares have been transferred to the Disposition Trust, the Disposition Trustee shall have the authority (at the Disposition Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that the Shares have been transferred to the Disposition Trust and (ii) to recast such vote in accordance with the desires of the Disposition Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken action pursuant to such vote, then the Disposition Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 10, until the Trust has received notification that Shares have been transferred into a Disposition Trust, the Trust shall be entitled to rely on its share transfer and other records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.~~

~~(iv) Sale of Shares by Disposition Trustees. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Disposition Trust, the Disposition Trustees of the Disposition Trust shall sell the shares held in the Disposition Trust to a Person, designated by the Disposition Trustees, whose ownership of the shares will not violate the ownership limitations set forth in Section 10(b)(i). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Disposition Trustees shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Disposition Trust (~~e.g.~~, in the case of a gift, devise or other such transaction), the Market Price of the Shares on the date that the Shares were acquired by the Prohibited Owner and (2) the price per Share received by the Disposition Trustees (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Disposition Trust. The Disposition Trustees may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Disposition Trustees pursuant to this Section 10(e). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Disposition Trust, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf~~

~~of the Disposition Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 10(e), such excess shall be paid to the Disposition Trustees upon demand.~~

~~(v) Right to Redeem Shares Transferred to a Disposition Trust. Shares transferred to a Disposition Trust may be redeemed by the Trust, or its designee, at a price per share equal to the lesser of (i) the per share consideration paid in the transaction that resulted in such transfer to the Disposition Trust (or, in the case of a devise, gift or other such transaction without consideration, the Market Price of the Shares on the date of the Violative Transfer) and (ii) the Market Price of the Shares on the date of redemption from the Disposition Trust. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to a Disposition Trust pursuant to Section 10(e). The Trust may pay the amount of such reduction to the Disposition Trustees for the benefit of the Charitable Beneficiary. The Trust shall have the right to redeem such shares until the Disposition Trustees have sold the Shares held in the Disposition Trust pursuant to Section 10(e)(iv). Upon such a redemption, the interest of the Charitable Beneficiary in the shares shall terminate and the Disposition Trustees shall distribute the net proceeds of the redemption to the Prohibited Owner.~~

~~(vi) Designation of Charitable Beneficiaries. By written notice to the Disposition Trustees, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Disposition Trust such that the Shares held in the Disposition Trust would not violate the restrictions set forth in Section 10(b)(i) in the hands of such Charitable Beneficiary.~~

~~(f) Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership of Shares that will or may violate Section 10(b)(i) or any Person who would have owned Shares that would have resulted in a transfer to the Disposition Trust pursuant to the provisions of Section 10(c) shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust.~~

~~(g) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 10, the Trustees shall have the power to determine the application of the provisions of this Section 10 with respect to any situation based on the facts known to them. In the event Section 10 requires an action by the Trustees and this Declaration fails to provide specific guidance with respect to such action, the Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Section 10. Absent a decision to the contrary by the Trustees (which the Trustees may make in their sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 10) acquired Beneficial Ownership of Shares in violation of Section 10(b)(i), such remedies (as applicable) shall apply first, to the Shares which, but for such remedies, would have been owned directly by such Person, second, to the Shares which, but for such remedies, would have been wholly Beneficially Owned (but not owned directly) by such Person, and thereafter, to the Shares which, but for such remedies, would have been Beneficially Owned by such Person, pro rata among the Persons who directly own such Shares based upon the relative number of the Shares held by each such Person.~~

~~(h) Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Section 10.~~

~~(i) Non-Waiver. No delay or failure on the part of the Trust or the Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Trustees, as the case may be, except to the extent specifically waived in writing.~~

~~(j) Legend. Any certificate for Shares shall bear a legend that the Shares represented by such certificates are subject to the restrictions on transferability set forth herein.~~

(a) ~~(k)~~ Recordation of Transfers.

(i) Except as otherwise provided above or by the Trustees, Shares shall be transferable on the record books of the Trust only by the record holder thereof or by his or her duly authorized agent upon delivery to the Trustees or the Trust’s transfer or similar agent of a duly executed instrument of transfer (together with a Share certificate if one is outstanding), and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees, including compliance with any securities laws and contractual restrictions as may reasonably be required. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the record books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder, and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee, or agent of the Trust, shall be affected by any notice of a proposed transfer.

(ii) Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable record books of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

(b) Certain Acquisitions Prohibited

(i) Restrictions on Certain Acquisitions of Shares. If a Person shall attempt to purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise, any Shares or any option, warrant or other right to purchase or acquire Shares (such warrant, option, or security being an “Option”) or any securities convertible into or exchangeable for Shares or any interest in any other entity that directly, indirectly or constructively owns any Shares (any such purchase or acquisition being an “Acquisition”), in each case, whether voluntary or involuntary, of record, beneficially, by operation of law or otherwise (provided, however, that a transaction that is a pledge (and not an acquisition of tax ownership for U.S. federal income tax purposes) shall not be deemed an Acquisition but a foreclosure pursuant thereto shall be deemed to be an Acquisition), and such Acquisition shall cause such Person to become an owner of greater than 4.99 percent of the Shares within the meaning of Section 382 of the Code with respect to the Trust (a “Five Percent Shareholder”) or increase the percentage of Shares owned by a Five Percent Shareholder, then such Person shall be a “Restricted Holder” and such Shares shall be “Excess Shares,” and such Acquisition of Excess Shares shall not be permitted and such transfer of Excess Shares to the Restricted Holder shall be void ab initio except as authorized pursuant to this Article III, Section 10; provided, however, that for purposes of determining the existence and identity of, and the amount of Shares owned by, any Five Percent Shareholders or Restricted Holders, the Trust is entitled to rely conclusively on (a) the existence and absence of filings of Schedules 13D and 13G under the Exchange Act(or any similar schedules) as of any date and (b) the Trust’s actual knowledge of the ownership of the Shares.

(ii) Requests for Exceptions. The restrictions contained in this Article III, Section 10, are for the purpose of reducing the risk that any change in the ownership of Shares may jeopardize the preservation of the Trust’s U.S. federal, state and local income tax attributes under Code Section 382 or equivalent provisions of state or local law (collectively, the “Tax Benefits”). In connection therewith, and to provide for the effective policing of these provisions, a Restricted Holder who proposes to effect an Acquisition of Excess Shares, prior to the date of the proposed Acquisition, shall request in writing (a “Request”) that the Board of Trustees review the proposed Acquisition of Excess Shares and authorize or not authorize the proposed Acquisition pursuant to this Subsection (c)(ii). A Request shall be mailed or delivered to the Secretary of the Trust at the Trust’s principal place of business. Such Request shall be deemed to have been delivered only when actually received by the Secretary of the Trust. A Request shall include: (1) the name, address and telephone number of the Restricted Holder; (2) a description of the interest proposed to be

Acquired by the Restricted Holder; (3) the date on which the proposed Acquisition is expected to take place; (4) the name of the intended transferor of the interest to be Acquired by the Restricted Holder; and (5) a Request that the Board of Trustees authorize, if appropriate, the Acquisition of Excess Shares pursuant to this Subsection (c)(ii) and inform the Restricted Holder of its determination regarding the proposed Acquisition. If a Restricted Holder duly submits a proper and complete Request to the Secretary of the Trust, at the next regularly scheduled meeting of the Board of Trustees following the tenth business day after receipt by the Secretary of the Trust of the Request, the Board of Trustees will act to determine whether to authorize the proposed Acquisition described in the Request, in accordance with this Subsection (c)(ii) and Article III, Section 10, Subsection (e). The Board of Trustees shall conclusively determine whether to authorize the proposed Acquisition, in its sole discretion and judgment, and shall cause the Restricted Holder making the Request to be informed of such determination as soon as practicable thereafter.

(c) Effect of Unauthorized Acquisition. Any Acquisition of Excess Shares attempted or purported to be made in violation of this Article III, Section 10, shall be null and void ab initio to the fullest extent permitted by law. In the event of an attempted or purported Acquisition of Excess Shares by a Restricted Holder in violation of this Article III, Section 10, the Trust shall be deemed to be the agent for the transferor of the Excess Shares. The Trust shall be such agent for the limited purpose of consummating a sale of the Excess Shares to a Person who is not a Restricted Holder (an “Eligible Transferee”), which may include, without limitation, the transferor. The record ownership of the Excess Shares shall remain in the name of the transferor until the Excess Shares have been sold by the Trust or its assignee, as agent, to an Eligible Transferee. Neither the Trust, as agent, nor any assignee of its agency hereunder, shall be deemed to be a Shareholder nor be entitled to any rights of a Shareholder, including, but not limited to, any right to vote the Excess Shares or to receive dividends or liquidating distributions in respect thereof, if any, but the Trust or its assignee shall only have the right to sell and transfer the Excess Shares on behalf of and as agent for the transferor to another person or entity; provided, however, that an Acquisition to such other person or entity does not violate the provisions of this Article III, Section 10. Until the Excess Shares are Acquired by an Eligible Transferee, the rights to vote and to receive dividends and liquidating distributions with respect to the Excess Shares shall remain with the transferor. The intended transferee of the Excess Shares and the Restricted Holder with respect to any Excess Shares shall not be entitled to any rights of Shareholders, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to the Excess Shares. In the event of a permitted sale and transfer, whether by the Trust or its assignee, as agent, the proceeds of such sale shall be applied first, to reimburse the Trust or its assignee for any expenses incurred by the Trust acting in its role as the agent for the sale of the Prohibited Shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

(d) Authorization of Acquisition of Shares by a Restricted Holder. The Board of Trustees may authorize an Acquisition of Excess Shares by a Restricted Holder, if, in its sole discretion and judgment it determines that the Acquisition is in the best interests of the Trust and its Shareholders. In deciding whether to approve any proposed Acquisition of Excess Shares by a Restricted Holder, the Board of Trustees may seek the advice of counsel (including with respect to the Trust’s preservation of the Tax Benefits) and may request all relevant information from the Restricted Holder with respect to all Shares directly or indirectly owned by such Restricted Holder. Any Person who makes a Request of the Board of Trustees pursuant to Article III, Section 10, to effect an Acquisition of Excess Shares shall reimburse the Trust, on demand, for all reasonable costs and expenses incurred by the Trust with respect to any proposed Acquisition, including, without limitation, the Trust’s reasonable costs and expenses incurred in determining whether to authorize that proposed Acquisition.

(e) Certain Indirect Prohibited Acquisitions. In the event an Acquisition would be in violation of this Article III, Section 10, as a result of attribution under federal tax and securities laws to the intended transferee of the ownership of Shares by a Person (an “Other Person”) who is not controlling, controlled by or under common control with the intended transferee, which ownership is nevertheless attributed under federal tax and securities laws to the intended transferee, the restrictions contained in this Article III, Section 10, shall not apply in a manner that would invalidate any Acquisition to such Other Person, and the intended transferee and any Persons controlling, controlled by or under common control with the intended transferee (collectively, the “Intended Transferee Group”) shall automatically be deemed to have transferred to the Trust, sufficient Shares (which Shares shall: (i) consist only of Shares held legally or beneficially, whether directly or indirectly, by any member of the Intended Transferee Group, but not Shares held through any Other Person, other than Shares held through a Person acting as agent or fiduciary for any member of the Intended Transferee Group; (ii) be deemed transferred to the Trust, in the inverse order in which it was acquired by members of the Intended Transferee Group, and (iii) be treated as Excess Shares) to cause the intended transferee, following such transfer to the Trust, not to be in violation of the restrictions contained in this Article III, Section 10; provided, however, that to the extent the foregoing provisions of this subsection (f) would not be effective to prevent an Acquisition in violation of this Article III, Section 10, the restrictions contained in this Article III, Section 10, shall apply to such other Shares owned by the intended transferee (including Shares actually owned by Other Persons), in a manner designed to minimize the amount of Shares subject to the restrictions contained in this Article III, Section 10, or as otherwise determined by the Board of Trustees to be necessary to prevent an Acquisition in violation of the restrictions contained in this Article III, Section 3 (which Shares shall be treated as Excess Shares).

(f) Prompt Enforcement; Further Actions. After obtaining actual knowledge of an Acquisition of Excess Shares by a Restricted Holder, the Trust shall demand the surrender, or cause to be surrendered, to it, the Excess Shares, or any proceeds received upon a sale of the Excess Shares, and any dividends or other distributions made with respect to the Excess Shares. If such surrender is not made within 30 business days from the date of such demand, the Trust may institute legal proceedings to compel such transfer; provided, however, that nothing in this Subsection (g) shall: (i) be deemed inconsistent with the Acquisition of the Excess Shares being deemed null and void pursuant to subsection (d) hereof; (ii) preclude the Trust in its discretion from immediately bringing legal proceedings without a prior demand; or (iii) cause any failure of the Trust to act within the time periods set forth in this subsection (c) to constitute a waiver or loss of any right of the Trust under this Article III, Section 10.

(g) Damages. Any Restricted Holder who knowingly violates the provisions of this Article III, Section 10, and any persons controlling, controlled by or under common control with such a Restricted Holder, shall be jointly and severally liable to the Trust for, and shall indemnify and hold the Trust harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in or elimination of the Trust’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

(h) Conditions to Acquisition; Responsibilities of Transfer Agent. The Trust may require, as a condition to the registration of the Acquisition of any Shares or the payment of any distribution on any of its Shares, that the intended transferee or payee furnish to the Trust all information reasonably requested by the Trust with respect to all the direct or indirect ownership interests in such Shares. The Trust may make such arrangements or issue such instructions to its transfer agent as may be determined by the Board of Trustees to be necessary or advisable to implement this Article III, Section 10, including, without limitation, instructing the transfer agent not to register any Acquisition of Shares on the Trust’s record books if the transfer agent has knowledge that such Acquisition would be prohibited by this Article III, Section 10, and/or authorizing such transfer agent to require an affidavit from an intended transferee regarding such Person’s actual and constructive ownership of Shares and other evidence that an Acquisition will not be prohibited by this Article III, Section 10, as a condition to registering any Acquisition.

(i) Authority of Board of Trustees to Interpret. Nothing contained in this Article III, Section 10, shall limit the authority of the Board of Trustees to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Trust and to preserve the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law or other event or situation making one or more of the following actions necessary or desirable, the Board of Trustees may, by adopting a written resolution and without Shareholder approval, modify or interpret the definitions of any terms or conditions set forth in this Article III, Section 10 as appropriate to prevent an ownership change for purposes of Section 382 of the Code; provided, however, that the Board of Trustees shall not cause there to be such modification or interpretation unless it concludes in writing that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits, and its conclusion is based upon a written opinion of legal and/or tax counsel to the Trust. The Trust and the members of the Board of Trustees shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the President, a Secretary, Treasurer, other officers of the Trust, the person or persons performing the functions of such officers, or of the Trust’s legal counsel, independent auditors, transfer agent, or other employees or agents in making the determinations and findings contemplated by this Article III, Section 10, and the members of the Board of Trustees shall not be responsible for any good faith errors made in connection therewith.

(j) ~~(l)~~ NYSE Transactions. Nothing in this Article III, Section 10 shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article III, Section 10 and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article III, Section 10.

(k) Severability. If any part of the provisions of this Article III, Section 10, are judicially determined to be invalid or otherwise unenforceable, such invalidity or unenforceability shall not affect the remainder of the provisions of this Article III, Section 10, which shall be thereafter interpreted as if the invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the ability of the Trust to utilize to the greatest extent possible the Tax Benefit.

(l) Expiration. Each provision of this Article III, Section 10, shall apply until such time as the Board of Trustees determines in its sole discretion that such provision is no longer necessary for the preservation of the Corporation’s Tax Benefits or otherwise necessary or advisable.

~~(m) Exceptions.~~

~~(i) The Trustees, in their sole discretion, may exempt a Person from the limitations in Section 10(b)(i) of this Article III, and may (but are not required to) establish or increase an Excepted Holder Limit for such Person. As part of establishing or increasing such Excepted Holder Limit, the Trustees may (but are not required to) obtain from such Person:~~

~~(1) an agreement that any violation or attempted violation of its Excepted Holder Limit (or other action which is contrary to the restrictions contained in this Section 10) will result in such Shares being automatically transferred to a Disposition Trust in accordance with Sections 10(c), 10(d) and 10(e) of this Article III; and~~

~~(2) voting trust or other undertakings which satisfy the Trustees that such Person will not attempt to exert undue influence or control over the Trust.~~

~~(ii) In determining whether to grant any exemption pursuant to Section 10(m)(i) of this Article III, the Trustees may consider, among other factors:~~

~~(1) the general reputation and moral character of the Person requesting an exemption;~~

~~(2) whether ownership of Shares would be direct or through ownership attribution;~~

~~(3) whether granting an exemption for the Person requesting an exemption would adversely affect any of the Trust’s existing contractual arrangements; and~~

~~(4) whether the Person to whom the exemption would apply is attempting to change control of the Trust or affect its policies in a way which the Trustees consider adverse to the best interest of the Trust or its Shareholders.~~

~~(iii) An underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own Shares (or securities convertible into or exchangeable for Shares) in excess of the limitations in Section 10(b)(i) of this Article III, but only to the extent necessary to facilitate such public offering or private placement.~~

~~(iv) The Trustees may only reduce the Excepted Holder Limit for an Excepted Holder:~~

~~(1) with the written consent of such Excepted Holder at any time; or~~

~~(2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.~~

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES for use at an Annual Meeting of Shareholders to be held at the address of the Funds, 518 17th Street, 17th Floor, on Monday, March 16, 2009 at 3:00 P.M., local time.

The undersigned hereby appoints Jeffrey W. Taylor and Derek J. Mullins and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments and postponements thereof, all common shares of beneficial interest of Dividend Capital Realty Income Allocation Fund held of record by the undersigned on the record date for the Annual Meeting, upon the following matters and upon any other matter which may come before the Annual Meeting, in their discretion.

The attached proxy statement contains additional information about the Proposals and the Fund. Please read it before you vote.

(Continued and to be signed and dated on the other side.)

DIVIDEND CAPITAL CLOSED-END FUNDS 518 17TH STREET, 17TH FLOOR, DENVER, COLORADO, 80202

This proxy is being solicited by the Board of Trustees, which recommends a vote FOR all nominees in Proposal 1 and a vote FOR approval of the New Sub-Advisory Agreement in Proposal 2 and a vote FOR the approval of the New Ownership Limitation in Proposal 3 as more fully described in the proxy statement.

(1) Election of Trustees	FOR all nominees	WITHHOLD AUTHORITY to vote	*EXCEPTIONS

	listed below ☐	for all nominees listed below ☐	☐

Nominee: Thomas H. Mack

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

(2) Approval of the New Sub-Advisory Agreement with Calamos Advisors LLC

FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) Approval of an Amendment to the Agreement and Declaration of Trust to restrict certain acquisitions of the Fund’s securities to help assure the preservation of the Fund’s capital loss carryforwards

FOR ☐	AGAINST ☐	ABSTAIN ☐

Every properly signed Proxy will be voted in the manner specified above. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “For” the nominee for Trustee in Proposal 1, “For” approval of the New Sub-Advisory Agreement in Proposal 2 and “For” approval of amending the Fund’s Agreement and Declaration of Trust in Proposal 3 and in the discretion of the Proxy holder on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Change of Address and/or Comments

Mark Here ☐

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.
Dated , 2009

______________________________
Sign here exactly as name(s) appear(s) on left

______________________________
Votes must be indicated
(X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

DIVIDEND CAPITAL GLOBAL REALTY EXPOSURE FUND

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES for use at an Annual Meeting of Shareholders to be held at the address of the Funds, 518 17th Street, 17th Floor, on Monday, March 16, 2009 at 3:30 P.M., local time.

The undersigned hereby appoints Jeffrey W. Taylor and Derek J. Mullins and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments and postponements thereof, all common shares of beneficial interest of Dividend Capital Global Realty Exposure Fund held of record by the undersigned on the record date for the Annual Meeting, upon the following matters and upon any other matter which may come before the Annual Meeting, in their discretion.

The attached proxy statement contains additional information about the Proposals and the Funds. Please read it before you vote.

(Continued and to be signed and dated on the other side.)

DIVIDEND CAPITAL CLOSED-END FUNDS 518 17TH STREET, 17TH FLOOR, DENVER, COLORADO, 80202

This proxy is being solicited by the Board of Trustees, which recommends a vote FOR all nominees in Proposal 1 and a vote FOR approval of the New Sub-Advisory Agreement in Proposal 2 as more fully described in the proxy statement.

(1) Election of Trustees	FOR all nominees	WITHHOLD AUTHORITY to vote	*EXCEPTIONS

	listed below ☐	for all nominees listed below ☐	☐

Nominee: Thomas H. Mack

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

(2) Approval of the New Sub-Advisory Agreement with Calamos Advisors LLC

FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) Approval of an Amendment to the Amended and Restated Agreement and Declaration of Trust to restrict certain acquisitions of the Fund’s securities to help assure the preservation of the Fund’s capital loss carryforwards

FOR ☐	AGAINST ☐	ABSTAIN ☐

Every properly signed Proxy will be voted in the manner specified above. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “For” the nominee for Trustee in Proposal 1, “For” approval of the New Sub-Advisory Agreement in Proposal 2 and “For” approval of amending the Fund’s Amended and Restated Agreement and Declaration of Trust in Proposal 3 and in the discretion of the Proxy holder on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Change of Address and/or Comments

Mark Here ☐

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.
Dated , 2009

______________________________
Sign here exactly as name(s) appear(s) on left

______________________________
Votes must be indicated
(X) in Black or Blue ink. ☒

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

If you have questions concerning this Proxy Statement, please contact:

THE ALTMAN GROUP, INC.

1200 Wall Street West, Lyndhurst, NJ 07071

Call Toll-Free: (866) 829-0135